SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[x]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                UNITED SECURITY BANCSHARES, INC.
        ________________________________________________
        (Name of Registrant as Specified in Its Charter)

        ________________________________________________
           (Name of Person(s) Filing Proxy Statement
                if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a(6)(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregte number of securities to which transaction applies:

     (3) Per unit price or other underling value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                UNITED SECURITY BANCSHARES, INC.

TO OUR SHAREHOLDERS:

     The annual meeting of the shareholders of United Security Bancshares, Inc. ("Bancshares"), will be held at 2:00 p.m., local time, on Tuesday, _____________, 1999, at the Peace Memorial Park Assembly House, 500 Vanity Fair Park Drive, Jackson, Alabama.

     Enclosed is a notice of the meeting, a proxy statement, a proxy and the Annual Report to Shareholders for 1998. We hope that you will study the enclosed material carefully and attend the meeting in person.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution of a later dated proxy, or by your giving written notice of revocation to the Secretary of Bancshares at any time prior to the voting thereof.

                             Sincerely,

                             _____________________________
                             James L. Miller
                             Chairman of the Board

                             _____________________________
                             R. Terry Phillips
                             President and Chief Executive Officer

______________, 1999

                UNITED SECURITY BANCSHARES, INC.
                      131 West Front Street
                       Post Office Box 249
                   Thomasville, Alabama 36784
                     Telephone 334-636-5424

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on
                       ____________, 1999

TO THE SHAREHOLDERS OF UNITED SECURITY BANCSHARES, INC.:

     Notice is hereby given that the 1999 Annual Meeting of Shareholders (the "Meeting") of United Security Bancshares, Inc. ("Bancshares") will be held at the Peace Memorial Park Assembly House, 500 Vanity Fair Park Drive, Jackson, Alabama, on Tuesday, ____________, 1999, at 2:00 p.m., local time, for the following purposes:

     (1) To elect 16 directors of Bancshares to serve for the ensuing year;

     (2) To approve a change in Bancshares' state of incorporation from Alabama to Delaware by means of a merger of Bancshares with and into a wholly-owned subsidiary; and

     (3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on ______________, 1999, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

     A complete list of the shareholders of Bancshares will be available and open for examination by any shareholder of Bancshares during ordinary business hours for a period beginning two business days after the mailing of this notice.

     All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, sign, and date the enclosed proxy card and mail it promptly in the envelope provided for that purpose. The proxy may be revoked by your vote in person at the Meeting, by your executing a later dated proxy, or by your giving written notice to the undersigned Secretary of Bancshares at any time prior to the voting thereof.

                         By Order of the Board of Directors

                         Larry M. Sellers
                         Secretary

Thomasville, Alabama
______________, 1999

                  UNITED SECURITY BANCSHARES, INC.
                      131 West Front Street
                       Post Office Box 249
                   Thomasville, Alabama 36784
                     Telephone 334-636-5424

                         PROXY STATEMENT
             FOR 1999 ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD _____________, 1999

                          INTRODUCTION

     This Proxy Statement is furnished on or about _____________, 1999 by United Security Bancshares, Inc. ("Bancshares") to the holders of Common Stock of Bancshares in connection with Bancshares' Annual Meeting of Shareholders, and any adjournments thereof, to be held on Tuesday, _____________, 1999 at 2:00 p.m. As more fully described herein, the matters to be considered and acted upon are: (1) the election of 16 directors of Bancshares; (2) a change in Bancshares' state of incorporation from Alabama to Delaware; and (3) the transaction of such other business as may properly come before the meeting. The Board of Directors of Bancshares recommends the election of the 16 director-nominees named in this Proxy Statement.

     The enclosed proxy is solicited on behalf of the Board of Directors of Bancshares and is revocable at any time prior to the voting of such proxy by voting in person at the meeting, by giving written notice to the Secretary of Bancshares or by executing a later-dated proxy, provided that such later-dated proxy or revocation is actually received by Bancshares before the vote of the shareholders. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR items 1 and 2 on the proxy form and in accordance with the instructions of management as to any other matters that may come before the meeting.

     The cost of soliciting proxies will be borne by Bancshares. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. Bancshares will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

Bancshares and its Subsidiaries

     Bancshares is a bank holding company registered under the Bank Holding Company Act of 1956, as amended, with assets of approximately $450 million. Bancshares operates one banking subsidiary in Alabama, First United Security Bank, a bank organized and existing under the laws of Alabama (sometimes herein referred to as "First United Security" or the "Bank"), with sixteen banking offices. At December 31, 1998, First United Security accounted for substantially all of Bancshares' consolidated assets.

     Bancshares also owns all the stock of First Security Courier Corporation, Inc. ("First Security"), an Alabama corporation organized to provide certain bank courier services. In addition, Acceptance Loan Company, Inc. ("ALC"), is a wholly-owned subsidiary of the Bank. ALC provides consumer loans and purchases consumer loans from vendors.

     Bancshares derives substantially all of its income from dividends from First United Security Bank. Various statutory provisions restrict the amount of dividends that First United Security Bank may pay to Bancshares without regulatory approval.

Shareholders Eligible to Vote

     This Proxy Statement is furnished to the holders of record of Bancshares Common Stock as of the close of business on ______________, 1999. Only holders as of such date are eligible to vote at the meeting.

          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     As of January 31, 1999, Bancshares had issued 3,621,431 shares of common stock, of which 3,548,431 were outstanding, with approximately 980 holders of record. Bancshares also holds 64,000 shares as treasury stock. There are currently 10,000,000 shares of Common Stock, par value $.01 per share, authorized for issuance.

     Principal Shareholders     Shares Owned(1)     Percent Owned
     _________________________  _______________     _____________
     John C. Gordon               214,441(2)            6.04
     P. O. Box 238
     Grove Hill, Alabama 36451

(1) Based on information furnished by the named individual. Under applicable regulations, shares are deemed to be beneficially owned by a person if he directly or indirectly has or shares the power to vote or to dispose or direct the disposition of the shares, whether or not he has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Includes 5,280 shares owned jointly with Mr. Gordon's wife, 88,895 shares owned by the estate of Mr. Gordon's late aunt, of which estate Mr. Gordon is executor, and 72,209 shares owned by Mr. Gordon's mother and with respect to which Mr. Gordon shares a power of attorney to vote the shares. Also, includes 50 shares owned by Mr. Gordon's minor son and 50 shares owned by Mr. Gordon's minor daughter.

Security Ownership of Management
     The following table indicates for each director the number of shares of outstanding Common Stock of Bancshares beneficially owned.

                                             Number and Percent of
                                             Shares of Common Stock
     Name                                  Owned at January 31, 1999
     ____
Dan R. Barlow                                      14,780(1)
                                                       *

Linda H. Breedlove                                  3,499
                                                       *

Gerald P. Corgill                                  75,882(2)
                                                     2.14%

Roy G. Cowan, D.M.D.                               23,624
                                                       *

John C. Gordon                                    214,441(3)
                                                     6.04%

William G. Harrison                                28,175(4)
                                                       *

Fred L. Huggins                                     8,498(5)
                                                       *

Hardie B. Kimbrough                                15,635(6)
                                                       *

Jack W. Meigs                                         100

James L. Miller                                    12,680
                                                       *

R. Terry Phillips                                      -0-

Ray Sheffield                                      27,243(7)
                                                       *

James C. Stanley, D.M.D.                            5,000(8)
                                                       *

Clarence Watters                                   16,250(9)
                                                       *

Howard M. Whitted                                   4,800
                                                       *

Bruce N. Wilson                                     7,320(10)
                                                       *

All directors and executive officers          ___________
as a group (17 persons,                           464,193
including the persons named above)                  13.08%


*    Represents less than one percent of the outstanding shares.

     (1)  Includes 274 shares owned by Mr. Barlow's spouse. Mr.
          Barlow disclaims beneficial ownership of such shares.
          Also includes 4,000 shares which could be acquired within 60 days pursuant to stock options.

     (2) Includes 52,536 shares owned by Mr. Corgill's spouse. Mr. Corgill disclaims beneficial ownership of such 52,536 shares. Also includes 2,394 shares owned by Dozier Hardware Company, of which Mr. Corgill is President. Also includes 3,620 shares owned by Dozier Hardware Profit Sharing Plan & Trust.

     (3) Includes 88,895 shares owned by the Estate of Mr. Gordon's aunt with respect to which Mr. Gordon is executor and 72,209 shares owned by Mr. Gordon's mother and with respect to which Mr. Gordon shares a power of attorney to vote the shares. Includes 5,280 shares with respect to which Mr. Gordon shares voting and investment power. Includes 50 shares owned by Mr. Gordon's minor son and includes 50 shares owned by Mr. Gordon's minor daughter.

     (4) Includes 264 shares with respect to which Mr. Harrison shares voting and investment power.

     (5) Includes 2,332 shares with respect to which Mr. Huggins shares investment and voting power.

     (6) Includes 140 shares with respect to which Mr. Kimbrough shares voting and investment power. Also includes 352 shares owned by Mr. Kimbrough's spouse with respect to which Mr. Kimbrough disclaims beneficial ownership.

     (7) Mr. Sheffield shares voting and investment power with respect to 24,343 shares.

     (8) Includes 4,800 shares held by the James C. Stanley Trust, of which Dr. Stanley is the Trustee.

     (9)  Includes 8,000 shares owned by Mr. Watters' spouse. Mr.
          Watters disclaims beneficial ownership of such shares.
          Includes 150 shares with respect to which Mr. Watters shares voting power.

     (10) Includes 1,272 shares with respect to which Mr. Wilson shares voting power. Includes 50 shares owned by Mr.
          Wilson's minor son and includes 50 shares owned my Mr.
          Wilson's minor daughter.


                          PROPOSAL ONE:

                      ELECTION OF DIRECTORS

     Bancshares recommends that the shareholders elect the 16 persons named below to hold office until the 2000 annual meeting of shareholders of Bancshares or until their successors are elected and qualified. All director-nominees are proposed for election for a term of one year. It is intended that unless "Withhold Authority" is noted as to all or some of the nominees, proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of Directors of the 16 nominees.

     If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies electing such person may be voted for the election of such substitute as the members of the board of directors may recommend. Bancshares management knows of no reason why any person would be unable to serve as a director.

     The following table provides certain biographical information about the persons who have been nominated for election as directors of Bancshares. All of these persons are currently directors of Bancshares, and are also directors of First United Security Bank. Bancshares, as the sole shareholder of First United Security Bank, intends to reelect all directors of Bancshares as directors of First United Security Bank. Mr. Miller is the chairman of the Board of Bancshares, and Mr. Huggins is the chairman of the Board of First United Security Bank. Otherwise, all positions held with Bancshares are also held with First United Security Bank. Information regarding the executive officers of Bancshares and First United Security Bank who are not directors is also provided.


Name, Age and Year
First Became Director      Position With              Principal Occupation for
or Executive Officer       Bancshares                 Last Five Years
--------------------       -------------              -----------------------
Dan R. Barlow              Director                   Bank Officer
  57, 1997

Linda H. Breedlove         Director                   Co-publisher of The South
  55, 1997                                            Alabamian

Gerald P. Corgill          Director                   President of Dozier Hardware
  57, 1985                                            Company

Roy G. Cowan, D.M.D.       Director                   Dentist (Retired)
  65, 1990

John C. Gordon,            Director                   Teacher; Forestry, timberland and
  41, 1997                                            investment services

William G. Harrison        Director                   Timber Harvesting & Trucking
  52, 1976

Fred L. Huggins            Director, Chairman         Banking; President of
  63, 1997                 of the Board of            Acceptance Loan Company
                           Directors of First
                           United Security
                           Bank

Hardie B. Kimbrough        Director                   Attorney; Retired Presiding
  61, 1986                                            Judge, First Judicial Circuit
                                                      of the State of Alabama

Jack W. Meigs              Director                   Circuit Judge
  41, 1997

James L. Miller            Chairman of the            Senior Vice President,
  69, 1985                 Board of Directors         Finance, Administration
                           of Bancshares              and Planning, MacMillan
                           and Director               Bloedel Packaging Inc.
                                                      (forest products and container
                                                       board manufacturer) (Retired)

Ray Sheffield              Director                    President of Deas Insurance
  61, 1997

James C. Stanley, D.M.D.   Director                    Dentist (Retired)
  62, 1978

R. Terry Phillips          President, Chief            President and Chief
  45, 1999                 Executive Officer,          Executive Officer of
                           and Director                First United Security
                                                       Bank since January 1999;
                                                       President and CEO of
                                                       First Community Bank, Chatom,
                                                       AL until January, 1999

Clarence Watters           Director                    Probate Judge of Clarke County
  67, 1997

Howard M. Whitted          Director                    Industrial Forester,
  54, 1985                                             MacMillan Bloedel Packaging
                                                       Inc. (forest products and
                                                       container board manufacturer)

Bruce N. Wilson            Director                     Attorney
  44, 1997

EXECUTIVE OFFICER WHO
IS NOT ALSO A DIRECTOR

Larry M. Sellers           Vice President/Secretary     Vice President/Secretary/
  50, 1984                 Treasurer of Bancshares      Treasurer of Bancshares and
                           since 1987                   Senior Executive Vice Presi-
                                                     dent and Chief Administrative
                                                     Officer of First United
                                                     Security Bank since 1984

     The Boards of Directors of Bancshares and First United Security Bank conduct their business through meetings of the boards and through their committees. During 1998, the Board of Directors of Bancshares met fourteen times and the Board of First United Security Bank met fourteen times. In 1998, each director attended at least 75% of the meetings of the Board of Directors.

     There is no nominating committee or other committee performing similar functions of the Board of Directors of First United Security Bank. First United Security Bank's Board has an audit committee which functions to ensure that the Bank's and Bancshares' financial statements present fairly the condition of the Bank and Bancshares, to determine that adequate accounting and operational controls are in place to protect First United Security Bank's and Bancshares' assets, to report to the Board of Directors of the Bank any of its findings, and to ensure that the affairs of the Bank and Bancshares are being conducted in accordance with policy and regulatory and legal requirements. The members of the audit committee are Roy G. Cowan, D.M.D., Chairman, Hardie B. Kimbrough, James C. Stanley, D.M.D., Linda H. Breedlove, John C. Gordon and Jack W. Meigs. During 1998, the audit committee met five times. First United Security Bank's Board has a compensation committee which reviews officers' salaries, benefits, incentive programs and other items of compensation. The members of the compensation committee are Bruce N. Wilson, Chairman, Howard Whitted, Gerald P. Corgill, Linda H. Breedlove, and Clarence Watters. The late CEO, Jack M. Wainwright, III, served, and Larry M. Sellers serves in a non-voting ex-officio capacity. The compensation committee met four times in 1998.

     The policy of Bancshares is that the directors of Bancshares receive $600 per month for service as directors, with the exception of the Chairman of the Board who receives $900 per month. Directors of Bancshares who also serve as directors of First United Security Bank, and receive a fee of $400 per regular board meeting attended of First United Security Bank. Outside members of committees of Bancshares and First United Security Bank receive fees of $100 per meeting attended.

                COMPLIANCE WITH SECTION 16(a) OF
               THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Bancshares, and persons who own more than 10% of a registered class of Bancshares' equity securities, to file with the Securities and Exchange Commission the initial reports of ownership and reports of changes in ownership of common stock of Bancshares. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Bancshares with copies of all Section 16(a) forms they file.

     To Bancshares' knowledge, based solely on review of the copies of such reports furnished to Bancshares and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that one report covering one transaction was filed late by Mr. Watters.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of Bancshares and First United Security Bank and their associates were customers of, and had transactions with, First United Security Bank in the ordinary course of business since the beginning of the last fiscal year, and additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risks of collectibility or present other unfavorable features.

     During 1998, the law firms of Wilson & Drinkard, of which Bruce N. Wilson, a director of Bancshares, is a partner, and Gilmore & Gilmore, of which Hardie B. Kimbrough, a director of Bancshares, is Of Counsel, rendered various legal services to Bancshares and its subsidiaries.

                  COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of First United Security's Chief
Executive Officer and other senior executives.

     The Committee consists of five outside directors and also includes the chief executive officer and senior executive officer who serve in a non-voting ex officio capacity. The committee is responsible for establishing and administering Bancshares' and First United Security's executive compensation program.

     The Committee has been provided with competitive pay and performance information by outside sources. First United Security's staff provided additional analysis that was used by the Committee. In structuring the incentive programs, the Committee has been advised by external legal counsel, as well as Bancshares' staff, on plan design.

Compensation Philosophy and Objective

     The Committee believes that compensation of Bancshares' or First United Security's key executives should:

     -- link rewards to business results and stockholders' returns,

     -- encourage creation of stockholders' value and achievement of strategic objectives,

     -- maintain an appropriate balance between salary and incentive opportunity,

     -- attract and retain, on a long-term basis, high caliber personnel,

     -- provide a total compensation opportunity that is competitive with the banking industry, taking into account relative company size and performance as well as individual responsibilities and performance, and

     --   continue to provide compensation that is tax deductible.

Key Elements of Executive Compensation

     Bancshares' and First United Security's existing executive compensation program consists of three elements: Base Pay, Incentives and Stock Options. Payment of the incentive depends on performance measured against annual objectives as described below.

Base Pay

     -- Salary structures are targeted to average pay levels of other regional banks of similar size and structure. Individual base pay within the structures is based on sustained individual performance toward achieving USB's goals and objectives.

     --   Executive salaries are reviewed annually.

Incentive

     -- The incentive plan is an annual cash incentive plan that links incentives to performance results of the prior year. Awards are based on three components: corporate results, bank operating results and individual performance.

     -- Operating and financial targets are set at the beginning of each year. Targets include a variety of elements such as: loan growth, expense control, income generation, return on average assets (ROAA), return on average equity
          (ROAE), and loan portfolio performance. Results are measured against annual business plan objectives and against industry standards.

     -- Actual individual incentives depend on assessments of individual success in meeting targets.

Stock Options

Stock options are granted for two primary reasons:

     -- The Committee believes stock options associate executive compensation with shareholders' interest, since no rewards are realized unless the stock value increases.

     -- Stock options are the most common type of long term incentive among banks and bank holding companies, and they enable First United Security to be competitive in retaining qualified management.

United Security's Long Term Incentive Compensation Plan was approved by shareholders in 1997. This Plan provides for the issuance of up to 60,000 shares of Bancshares' common stock. During 1998, options for 57,350 shares were granted and were exercisable. They were made available to all First United Security employees. During 1998, options for 600 shares were granted to two executive officers of ALC. The options were issued at the fair market value of Bancshares' common stock on the date of the grant and expire five years after the date of the grant.

1998 CEO Compensation

     In assessing the performance and establishing the base salary and incentive compensation of the Chief Executive Officer and other members of Bancshares' or First United Security's senior management, the Committee paid particular attention to management's sustained success in operating First United Security.

     The 1998 base salary of First United Security's Chief Executive Officer was set without his participation. In setting the Chief Executive Officer's base salary, special consideration was given to First United Security's superior earnings record since his appointment. Earnings have increased every year for the past ten years. Consideration was also given to his personal job performance, expectations of his anticipated contributions to First United Security's future and his rights under his three-year employment agreement dated March 18, 1997, described herein.

     The 1998 incentive compensation for the Chief Executive Officer was based on the same goals and criteria as the incentive for bank loan officers. Bank employees earned a cash incentive based on the Bank's return on average asset goal of two percent and a return on average equity goal of fifteen percent. All loan officers were given additional financial incentives based on the performance of the loan portfolio they administer, and the Chief Executive Officer participated in this incentive program. For example: the Chief Executive Officer was awarded a cash incentive for his success in reducing the charge-off loans in his portfolio to less than .10%. However, since his portfolio had a delinquency rate of greater than 2.0%, his total cash incentive was reduced. The Committee's base salary and incentive recommendation for the Chief Executive Officer was reviewed and approved by the full board of directors.

     Based on recommendations to the Committee from the Chief Executive Officer, the 1998 base salaries for the other executive officers were set by the Committee, using the same review process as applied when establishing the chief executive's base salary. The Committee reviewed their individual recommendations regarding each named executive officer with the Board of Directors and secured full board approval.

     Mr. Wainwright passed away on August 29, 1998. The Board of
Directors agreed to continue his salary through September 1998, and to pay all incentive pay earned through the month of September, 1998.

Other Executive Compensation

     First United Security provides programs to executives that are also available to other employees, including The United Security
Bancshares, Inc. Employee Stock Ownership Plan, health insurance and stock options. Bancshares provides no pension programs.

     This Report furnished by:

               Bruce N. Wilson (Chairman)
               Linda H. Breedlove
               Clarence Watters
               Howard M. Whitted
               Gerald P. Corgill

Comparative Stock Performance

     The following graph compares cumulative total shareholder returns on Bancshares Common Stock for the five years ended December 31, 1998, with that of The Standard and Poor's Composite Index ("S&P 500") and a peer group stock performance index defined as follows: 21 independent community banks located in the Southeast United States (the "Independent Bank Index"). The graph shows the comparative values for $100 invested on December 31, 1993.

                                  1993     1994     1995     1996     1997     1998
                                  ____     ____     ____     ____     ____     ____
United Security Bancshares, Inc.   100      106      114      160      419      405
Independent Bank Index             100      119      151      191      280      296
S&P 500 Index                      100      101      139      171      228      294


   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer-company director interlocks existed for 1998. During 1998, Jack M. Wainwright III, President and Chief Executive Officer, and Larry M. Sellers, Senior Executive Vice-President, were ex officio non-voting members of the compensation committee. They participated only in compensation recommendations, discussions and decisions involving Company officers other than themselves.

                 EXECUTIVE COMPENSATION BENEFITS

     The following table indicates all compensation paid by Bancshares or First United Security Bank for services rendered to Bancshares or First United Security Bank during 1998 by Jack M. Wainwright, III, Larry M. Sellers, Fred L. Huggins and Dan R. Barlow, the executive officers whose total cash compensation exceeded $100,000.

                                   SUMMARY COMPENSATION TABLE
                                                                                    Securities
                                                                                    Underlying
Name/Title                         Year     Salary        Bonus(2)      Other(3)     Options
___________                        ____   ___________    __________    __________   __________
Jack M. Wainwright, III            1998   $183,465.43    $52,746.31    $18,912.32     7,500
President & Chief                  1997    206,730.51     53,550.28     16,673.44
Executive Officer (1)              1996    151,915.68     53,550.20     16,634.54

Larry M. Sellers                   1998   $ 93,000.00    $32,187.00    $16,668.48     4,685
Secretary/Treasurer of Bancshares  1997     88,640.24     30,831.18     13,063.11
and Executive Vice President and   1996     83,730.96     30,143.15     11,654.12
Chief Administrative Officer of
First United Security Bank

Fred L. Huggins                    1998   $ 83,200.00    $26,091.00    $17,813.94     5,000
Chairman of First United Security
Bank and Director of United
Security Bancshares and
Chairman, President and Chief
Executive Officer of ALC

Dan R. Barlow                      1998   $ 82,000.00    $26,035.00    $20,079.82      4,000
Executive Vice President of
First United Security Bank and
Director of United Security
Bancshares and First United
Security Bank


(1)  Mr. Wainwright passed away on August 29, 1998. His successor,
     R. Terry Phillips, became President and the Chief Executive
     Officer of Bancshares effective January 1, 1999.

(2) Bonuses are earned solely through the incentive compensation program based on (i) a return on average asset goal of two percent; (ii) a return on average equity goal of fifteen percent; and (iii) financial incentives based on the performance of the loan portfolio administered by the named officer.

(3) The totals in this column reflect First United Security contributions under The United Security Bancshares, Inc.
     Employee Stock Ownership Plan, other perquisites, and directors' fees.


     Bancshares entered into an employment agreement on January 1, 1999, with R. Terry Phillips, President and Chief Executive Officer, which provides, among other things, that Mr. Phillips will be employed for a period of three years as President and Chief Executive Officer of United Security Bank and that he would receive a minimum annual salary of $185,000.00. Mr. Phillips is also eligible to participate in First United Security's incentive compensation plan. Mr. Phillips' employment agreement also provides that he is entitled to receive severance compensation in an amount equal to his average annual salary for the period of the contract if he is terminated for any reason other than his death or disability, his resignation, his conviction of a crime of moral turpitude, or the expiration of his agreement. Also, Mr. Phillips will be entitled to such severance compensation upon any reduction in the level or a change in nature of his responsibilities to Bancshares or United Security Bank. The severance compensation also includes payment of medical insurance and benefits for a period of three years. In addition, if Mr. Phillips' employment is terminated due to a change in ownership of the Bank, he will receive three times his annual salary.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     At its meeting on June 18, 1998, the Board of Directors of Bancshares, upon recommendation of the Audit Committee of the First United Security Bank Board of Directors, approved the engagement of the accounting firm of Arthur Andersen LLP as the independent public accountants to audit Bancshares' financial statements for the year ending December 31, 1998.

     Arthur Andersen LLP will serve as Bancshares' principal independent public accountant for the current year. Representatives of Arthur Andersen are expected to be present at the 1999 Annual
Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                          PROPOSAL TWO:

                   REINCORPORATION IN DELAWARE

Introduction

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from Alabama to Delaware (the "Reincorporation"). Throughout this Proxy Statement, the terms "USB-Alabama," "Bancshares" or the "Company" refer to United Security Bancshares, Inc., the existing Alabama corporation, and the term "USB-Delaware" refers to the new Delaware corporation, a wholly owned subsidiary of USB-Alabama, which is the proposed successor to USB-Alabama in the proposed Reincorporation.

     As discussed below, the principal reason for the proposed Reincorporation is management's belief that Delaware corporate law affords a more refined and modern alternative to that of Alabama by virtue of the greater flexibility of Delaware law and the substantial body of case law interpreting that law. The Reincorporation is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company. If any such action were attempted in the future, however, the Company believes that the laws of Delaware would be better suited to the defense of such action than the laws of Alabama.

The Merger

     The Reincorporation will be effected by merging USB-Alabama into USB-Delaware, which was incorporated solely for such purpose (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement") in substantially the form attached hereto as Exhibit A. Upon completion of the Merger, USB-Alabama will cease to exist as a corporate entity and USB-Delaware will continue to operate the business of the Company under the name of United Security Bancshares, Inc. The discussion set forth below is qualified in its entirety by reference to the Merger Agreement attached hereto.

     Pursuant to the Merger Agreement, each outstanding share of USB-Alabama Common Stock, par value $.01 per share, will be converted automatically into one share of USB-Delaware Common Stock, par value $.01 per share, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of USB-Alabama Common Stock will continue to represent the same number of shares of Common Stock of USB-Delaware. The Company expects that it will issue substitute share certificates at some point in the relatively near future. Stockholders will be contacted when the Company undertakes such action.

     After the Merger, all employee benefit and stock option plans of USB-Alabama will be continued by USB-Delaware, and each option or right issued pursuant to such plans will be converted automatically into an option or right to purchase the same number of shares of USB-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as set forth in such plans and any options or other rights issued under the plans.

     If the Reincorporation proposal is approved by the stockholders, it is anticipated that the effective date of the Merger will be as soon as practicable following the Annual Meeting. The Merger Agreement provides that the Merger may be abandoned by the Board of Directors of either USB-Alabama or USB-Delaware for any reason, notwithstanding shareholder approval. The Merger Agreement may also be amended prior to the effective date of the Merger, except that certain material amendments may not be made after the shareholders have approved the Reincorporation proposal.

     Under the Alabama Business Corporation Act (the "Alabama Act"), shareholders of USB-Alabama have the right to dissent with respect to the Reincorporation proposal and to receive from the Company payment in cash of the fair value of their shares of Common Stock if the Merger is completed. See "Rights of Dissenting Shareholders."

Regulatory Approvals

     As a result of the Reincorporation, USB-Delaware will become a "bank holding company," as that term is defined in the Federal banking statutes. Any transaction that causes a company to become a bank holding company normally requires the prior approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve") under Section 3 of the Bank Holding Company Act. However, because USB-Delaware is a subsidiary of USB-Alabama and the post-Merger ownership of USB-Delaware will be identical to the pre-Merger ownership of USB-Alabama, the Federal Reserve has waived the application and prior approval requirements.

     It is possible, although unlikely, that the prior approval of the Federal Deposit Insurance Corporation and/or the Alabama State Banking Department may be required under those agencies' respective "change in control" regulations. In the event any such approvals are necessary, their receipt is a pre-condition to the consummation of the Merger and the Reincorporation.

Vote Required for the Reincorporation Proposal

     Under the Alabama Act, approval of the Reincorporation proposal (which will also constitute approval of the Merger
Agreement, the Certificate of Incorporation (the "Delaware
Certificate") and the Bylaws (the "Delaware Bylaws") of
USB-Delaware) will require the affirmative vote of two-thirds (2/3) of the votes entitled to be cast on the Reincorporation proposal.
The Delaware Certificate and the Delaware Bylaws are attached hereto as Exhibits B and C, respectively.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE
PROPOSED REINCORPORATION. THE EFFECT OF AN ABSTENTION OR A BROKER
NON-VOTE IS THE SAME AS THAT OF A VOTE AGAINST THE REINCORPORATION
PROPOSAL.

Principal Reasons for the Proposed Reincorporation

     The Company was originally incorporated in Alabama in 1983. The state of Alabama was chosen as a domicile primarily as a matter of convenience and because the laws of that state were suitable for the governance of the Company's operations at the time. Since 1983, however, the Company's operations have expanded both geographically and commercially, resulting in the significantly larger size and broader shareholder base of the Company. As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of the corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation, or have chosen to reincorporate in Delaware in a manner similar to that proposed by the Company. The Board of Directors believes that the principal reasons for considering such a reincorporation are:

     (i)    the General Corporation Law of the State of Delaware
(the "Delaware Law"), which is generally acknowledged to be the most advanced and flexible corporate statute in the country;

     (ii) the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, which is on the cutting edge of computer technology;

     (iii) the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar in an effort to ensure that the corporate statute continues to be responsive to changing business needs;

     (iv) the Delaware Court of Chancery, which brings to its handling of complex corporate issues a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, the only Delaware appellate court, which is highly regarded and currently includes former Vice Chancellors and corporate practitioners; and

     (v) the development in Delaware over the last century of a well established body of case law construing the Delaware Law, which provides businesses with a greater measure of predictability than exists in most if not all other jurisdictions.

     The Company believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the state of Alabama and that the Company and its shareholders would benefit substantially from such environment.

Anti-takeover Implications

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through its corporate charter or bylaws or otherwise. The Reincorporation proposal is not being proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

     Nevertheless, certain effects of the Reincorporation proposal may be considered to have anti-takeover implications. For example,
Section 203 of the Delaware Law restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. Although Section 203 should not apply to USB-Delaware initially, it may become applicable upon the occurrence of certain specified events. See " Certain Significant Differences Between the Laws of Alabama and Delaware -- Certain Business Combinations."

     In addition, the Delaware Certificate and the Delaware Bylaws contain certain provisions, such as a prohibition on the ability of stockholders to act by written consent in lieu of a meeting, which may have an anti-takeover effect. Certain other provisions, such as the elimination of the ability of stockholders to call a special meeting, differ from the existing provisions of USB-Alabama's Amended and Restated Articles of Incorporation, as amended (the "Alabama Articles") and Bylaws, as amended (the "Alabama Bylaws") and may strengthen the anti-takeover effects resulting from the Reincorporation proposal. As stated above, however, the Company is not proposing such provisions for their anti-takeover effect, but rather to provide an overall governance system that the Board of Directors believes will best serve the Company and its shareholders in the future.

     For a detailed discussion of the changes which will be implemented as part of the Reincorporation proposal, including the significant differences between the laws of Alabama and Delaware, see "Charter and Bylaws of USB-Alabama and USB-Delaware" and "Certain Significant Differences Between the Laws of Alabama and Delaware."

     The Board of Directors of the Company has considered in the past, and may consider again in the future, implementing certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder (some of which may not require shareholder approval). These strategies include, but are not limited to, shareholder rights plans, severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company, and the designation and issuance of preferred stock, the rights and preferences of which are determined by the Board of Directors. Some of these measures may be implemented under Alabama law. There is nonetheless substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures and as to the conduct of the Board of Directors under the business judgment rule with respect to unsolicited takeover attempts. The Board of Directors has no current plans to implement any such measures.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take into account the underlying and long-term values of the Company's business, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company's business not yet reflected in the stock price and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation proposal, shareholders who might wish to participate in an unsolicited takeover offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

No Change in the Name, Board Members, Business, Management,
Employee Benefit Plans or Location of Principal Facilities of the
Company

     The Reincorporation proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this Proxy Statement. The proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The 16 directors who will be elected at the Annual Meeting will become the directors of USB-Delaware. All employee benefit and stock option plans of USB-Alabama will be continued by USB-Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of USB-Delaware Common Stock, at the same price per share, upon the same terms and subject to the same conditions as set forth in such plans and in any options or other rights issued under the plans. Approval of the Reincorporation proposal will also constitute approval of the assumption of these plans by USB-Delaware. Other employee benefit arrangements of USB-Alabama will also be continued by USB-Delaware upon the terms and subject to the conditions currently in effect.

Charter and Bylaws of USB-Alabama and USB-Delaware

     The following discussion summarizes the material differences between the Delaware Certificate and Delaware Bylaws and the Alabama Articles and Alabama Bylaws. Copies of the Delaware Certificate and the Delaware Bylaws are attached hereto as Exhibits B and C, respectively, and all statements herein concerning such documents are qualified by reference to the complete provisions thereof.

     The provisions of the Delaware Certificate and the Delaware Bylaws are similar to those contained in the Alabama Articles and the Alabama Bylaws in several respects. The Reincorporation proposal, however, includes the implementation of certain provisions in the Delaware Certificate and the Delaware Bylaws which alter the rights of shareholders and the powers of management. In addition, certain other changes could be implemented in the future by amendment to the Delaware Certificate with stockholder approval or, in certain cases, by amendment of the Delaware Bylaws or by other action of the Board without stockholder approval. See "Certain Significant Differences Between the Laws of Alabama and Delaware." Approval of the Reorganization proposal by the shareholders will result in the adoption of all provisions set forth in the Delaware Certificate and Delaware Bylaws.

     Authorized Stock. The Alabama Articles currently authorize the Company to issue up to 10,000,000 shares of Common Stock, par value $.01 per share. The Delaware Certificate also authorizes
USB-Delaware to issue up to 10,000,000 shares of Common Stock, par value $.01 per share.

     Monetary Liability of Directors. The Alabama Act permits a corporation, through a provision in its articles of incorporation, to eliminate or limit the liability of a director to the corporation or its shareholders for money damages for any action taken or any failure to take action, except in certain circumstances. The Alabama Articles contain such a provision limiting the personal monetary liability of directors.

     Similarly, the Delaware Law provides that the certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provisions may not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, (iii) under
Section 174 of the Delaware Law, involving the payment of unlawful dividends, stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains a provision eliminating personal monetary liability of directors to the fullest extent possible under Delaware Law.

     Stockholder Ability to Call Special Meetings. The Alabama Act requires that holders of at least 10% of the votes entitled to be cast on any issue be able to call a special meeting of shareholders. The Delaware Law does not require that stockholders be allowed to call a special meeting of stockholders. The Delaware Certificate provides that special meetings of stockholders may be called only by a majority of the Board of Directors. As a result, stockholders of USB-Delaware would not be permitted to call special meetings. The business permitted to be conducted at any special meeting of stockholders will be limited to the business brought before such meeting by the Board of Directors. Elimination of the right of stockholders to call a special meeting eliminates a stockholder's ability to force stockholder consideration of a proposal over the opposition of the Board of Directors by calling a special meeting of stockholders prior to such time as the Board of Directors believes such consideration to be appropriate. For example, a stockholder's proposed amendments to USB-Delaware's Bylaws or proposed removal of directors could, if the Board of Directors so desired, be delayed until the next annual meeting of stockholders, at which time the proposing stockholder or group of stockholders would be required to meet the notice requirement set forth in the Delaware Bylaws.

     Elimination of the ability of stockholders to call special meetings may render more difficult, discourage or delay a merger, proxy contest, or the assumption of control by a large stockholder or group of stockholders. To the extent that this provision enables the Board of Directors to resist a takeover or change in control, it may be more difficult to remove the existing Board of Directors and management.

     This provision has not been included in the Delaware
Certificate as a result of any proposed attempt to change the control of the Company, and no change of control is presently pending or has occurred in the past.

     Manner of Stockholder Vote. Under the Alabama Act, the election of directors may proceed in the manner described in a corporation's bylaws. The Alabama Bylaws do not provide for a specific method of voting for the election of directors at a shareholders' meeting. Under the Delaware Law, election of directors is to be by written ballot, unless the certificate of incorporation provides otherwise. The Delaware Certificate provides that elections of directors need not be by written ballot, unless the Bylaws so provide. The Delaware Bylaws do not require written ballots in the election of directors, but instead provide that any vote of the stockholders on any matter shall be by voice or hand vote unless a written vote by ballot is requested by a stockholder entitled to vote. The Delaware Bylaws further provide that every vote taken by written ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

     Board of Directors. Under the Alabama Act, the number of directors constituting the Board of Directors is to be as specified in or fixed in accordance with the articles of incorporation or bylaws. If a board of directors has power to fix or change the number of directors, the board of directors may only increase or decrease by 30% or less the number of directors last approved by the shareholders. Only the shareholders may increase or decrease by more than 30% the number of directors last approved by the shareholders. The Alabama Bylaws authorize the Board of Directors or the shareholders to fix the number of directors, with the number of directors currently set at 16.

     Similar to the Alabama Act, the Delaware Law also provides that the number of directors constituting the Board of Directors is to be as specified in or fixed in accordance with the certificate of incorporation or bylaws. The Delaware Law does not, however, limit the ability of the Board of Directors to increase or decrease the number of directors by any number or percentage or reserve such right to the stockholders. The Delaware Certificate authorizes the Board of Directors to fix the number of directors by resolution within a range of three to twenty-five.

     The Merger Agreement provides that the directors of USB-Delaware, who are the same persons as the directors of USB-Alabama and have the same terms which they have as directors of USB-Alabama, will continue as directors at and after the Effective Time of the Merger.

     Supermajority Voting Requirements. The Alabama Articles and Alabama Bylaws contain "supermajority" voting requirements for the Board of Directors with respect to significant corporate events. Specifically, the affirmative vote of two-thirds (2/3) of the total number of directors is required to approve the following: (1) any tender offer or exchange offer or any proposal for a merger made to USB-Alabama; (2) the sale of all the stock or assets of, or a business combination involving USB-Alabama or any of its subsidiaries; (3) the sale of a substantial equity interest in, or a substantial portion of the assets of USB-Alabama or any of its subsidiaries, including a plan of liquidation of USB-Alabama or any of its subsidiaries; or (4) the addition or removal of any person with significant influence over major policymaking decisions of USB-Alabama, including, but not limited to, those persons who, without regard to title, exercise the authority of one or more of the following positions: chief executive officer, president, chief operating officer, chief financial officer, chief lending officer, or chief investment officer.

     These voting requirements were included to comply with one of the conditions imposed in connection with the June 1997 merger of First Bancshares, Inc. ("FBI") with and into USB-Alabama (the "FBI Merger"). The primary purpose of the requirement was to ensure that directors from FBI and USB had an adequate voice in major corporate decisions after the FBI Merger. For a period of time after the FBI Merger, USB directors constituted a majority of the Board of Directors of the surviving corporation -- 10 of the 19 directors. In the process of negotiating the FBI Merger Agreement, FBI's and USB's respective Boards of Directors agreed that a majority vote to approve certain major corporate decisions would not ensure that such decisions reflect the intended "merger of equals" nature of the FBI Merger. However, given the passage of time since the FBI Merger and the successful integration of the companies' boards of directors, the supermajority requirement has not been included in the Delaware Articles or the Delaware Bylaws.

     The Alabama Act provides that a corporation's board of directors may amend or repeal the corporation's bylaws unless (i) such power is reserved exclusively to the shareholders by the articles of incorporation or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw. The Alabama Bylaws provide that the power to adopt, amend or repeal the Alabama Bylaws is jointly vested in the Board of Directors and the shareholders.

     Under the Delaware Law, the stockholders have the power to adopt, amend or repeal bylaws; however, the certificate of incorporation may confer such power upon the board of directors, although in doing so it may not divest the stockholders of their power to adopt, amend or repeal the bylaws. The Delaware Certificate provides that the Board of Directors has concurrent power with the stockholders to adopt, amend, or repeal the bylaws. The Board of Directors may take such action upon the affirmative vote of the number of Directors which constitutes, under the terms of the bylaws, the action of the Board of Directors. The stockholders may amend the bylaws upon the affirmative vote of the holders of not less than a majority of the votes entitled to be cast by the holders of all of the outstanding shares of the voting stock, voting together as a class.

Certain Significant Differences Between the Laws of Alabama and
Delaware.

     In addition to the matters discussed above, Delaware law differs in a number of respects from Alabama law. The following discussion summarizes certain differences which could materially affect the rights of shareholders if the Reincorporation is consummated. The discussion is not an exhaustive description of all the differences between the two states' laws.

     Alabama Constitutional Provisions. Section 234 of the Alabama Constitution provides that the stock and bonded indebtedness of a corporation shall not be increased without the consent of the persons holding the larger amount in value of stock, which consent shall be obtained at a meeting of shareholders where notice of such meeting has been provided more than 30 days in advance. Further,
Section 237 of the Alabama Constitution provides that a corporation may not issue preferred stock without the consent of the owners of two-thirds of the stock of the corporation. The lack of certainty arising from, and the burden placed on Alabama corporations in complying with, such provisions are often viewed as disadvantages of incorporation in Alabama. The Delaware Constitution contains no such provisions.

     Certain Business Combinations. In the past several years, a number of states (but not including Alabama) have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. Under Section 203 of the Delaware Law ("Section 203") certain "business combinations" with "interested stockholders" of Delaware corporations are subject to a three-year moratorium unless specified conditions are met.

     Section 203 prohibits certain mergers, consolidations, sales of assets and other transactions with an "interested stockholder" (generally a 15% stockholder or group of stockholders) for three years following the date the stockholder became an interested stockholder. This prohibition on business combinations is subject to certain exceptions, the most significant of which are that the prohibition does not apply if: (i) the business combination or transaction in which the stockholder becomes an interested stockholder is approved by the corporation's board of directors prior to the stockholder becoming an interested stockholder; (ii) the business combination is with an interested stockholder who became an interested stockholder in a transaction whereby he acquired 85% of the corporation's voting stock, excluding shares held by directors who are also officers and certain employee stock plans; or (iii) the business combination is approved by the corporation's board of directors and authorized at a meeting by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

     Section 203 only applies to Delaware corporations which have a class of voting stock that is listed on a national securities exchange, authorized for quotation on the NASDAQ Stock Market, or held of record by more than 2,000 stockholders. Because USB-Delaware will not satisfy any of these requirements at the time of the Merger, it is anticipated that Section 203 will not initially be applicable to USB-Delaware. A Delaware corporation may elect not to be governed by Section 203 at any time by including a provision to that effect in its certificate of incorporation or bylaws. The Delaware Certificate and Delaware Bylaws do not contain any such provision. Accordingly, the Company believes Section 203 will become applicable to USB-Delaware when and if any one or more of the three requirements set forth above should ever be satisfied. For example, if the common stock of USB-Delaware were to be listed on a national securities exchange or authorized for quotation on the NASDAQ Stock Market in the future, then the Company anticipates that Section 203 would become applicable to USB-Delaware at such time.

     The Company expects that Section 203, if and when it ever applies to USB-Delaware, would have the effect of encouraging any potential acquiror to negotiate with the Board of Directors.
Section 203 also might have the effect of limiting the ability of a potential acquiror to engage in certain tactics (such as "two-tier pricing") that can result in dissimilar treatment of a corporation's stockholders. At the time Section 203 was adopted by the Delaware Legislature, a number of corporations had been subject to tender offers for, or other acquisitions of, more than 15% but less than 85% of their outstanding stock. In many cases, such purchases were followed by business combinations in which the purchaser either paid a lower price for the remaining outstanding shares than the price it paid in acquiring its original interest in the corporation, or paid a less desirable form of consideration. Federal securities law and regulations applicable to business combinations govern the disclosure required to be made to minority stockholders in order to consummate such a transaction, but they do not assure stockholders that the terms of the business combination will be fair to them or that they can effectively prevent its consummation. Moreover, the statutory right of the remaining stockholders of the corporation to dissent in connection with certain business combinations and receive the "fair value" of their shares in cash may involve significant expense to such dissenting stockholders and may not be meaningful in all cases. Such an appraisal standard as applied under Delaware law does not take into account any appreciation of the stock's market value due to anticipation of the business combination and may not recognize that the market value of the shares may be adversely influenced by the interested person's controlling stock ownership. In addition, in the case of some business combinations, such as a sale of assets or a reclassification or recapitalization of a corporation's capital stock, the statutory right of dissent is not available at all.
Section 203 was intended to close partially these "gaps" in federal and state law and to prevent certain of the potential inequities of business combinations.

     Shareholders should note, however, that the application of
Section 203 to USB-Delaware would confer upon the Board of Directors the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for USB-Delaware's shares over the then-current market price. Section 203 could also discourage certain potential acquirors unwilling to comply with its provisions.

     Under Alabama law, except in certain circumstances, any business combination must receive the affirmative vote of 66 2/3% of the outstanding voting stock of the Company regardless of whether the acquiror is an interested shareholder.

     Shareholder Voting. Under the Alabama Act, action on a matter generally is approved if a quorum is present and the votes cast favoring the action exceed the votes cast opposing the action, unless a greater number of affirmative votes is required by the Alabama Constitution, the Alabama Act or the corporation's articles of incorporation. In addition, unless the corporation's articles of incorporation provide otherwise, directors are elected by a majority of the votes cast by the shares entitled to vote when the vote is taken. Under the Delaware Law, in the absence of a specification in the corporation's certificate of incorporation or bylaws, once a quorum is obtained, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the subject matter is required for stockholder action; however, directors are elected by a plurality of votes.

     With certain exceptions, the Alabama Act requires that a merger, share exchange, sale of all or substantially all the corporation's assets or similar transaction be approved by a vote of two-thirds of the votes entitled to be cast by each class of shares outstanding, unless the corporation's articles of incorporation provide for a greater or lesser vote. The Delaware Law generally requires approval by only a majority of the shares outstanding and does not require such class voting, except in the case of transactions involving an amendment to the certificate of incorporation where the amendment would increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. Accordingly, there is a lower threshold for approval of such transactions in Delaware.

     The Delaware Law does not require a vote of the stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The Alabama Act contains a similar exception to its voting requirements.

     Limitation or Elimination of Directors' Personal Liability. Under the Alabama Act, if a corporation's articles of incorporation so provide, the liability of a director to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director, may be eliminated or limited, except liability for (a) the amount of financial benefit received by a director to which he or she is not entitled, (b) an intentional infliction of harm on the corporation or its shareholders, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) an intentional violation of criminal law, or (e) a breach of the director's duty of loyalty to the corporation or its shareholders. The Alabama Articles contain such a provision limiting the liability of its directors.

     Under the Delaware Law, if a corporation's certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may also be eliminated or limited. However, a corporation's certificate of incorporation may not limit or eliminate a director's personal liability (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) under Section 174 of the Delaware Law, involving the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit. The Delaware Certificate contains a provision eliminating the personal liability of its directors for breaches of fiduciary duty as a director, subject to the foregoing limitations.

     The Company is not aware of any pending or threatened litigation to which the above-described limitation of directors' liability would apply.

     Indemnification. In general, the Alabama Act requires indemnification when a director or officer has successfully defended an action, on the merits or otherwise, when he or she was a party because he or she is or was a director or officer. The Delaware Law requires indemnification to the extent any present or former director or officer has been successful, on the merits or otherwise, in defense of an action where such person was a party by reason of the fact that he or she was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another entity.

     The provisions of the Alabama Act and the Delaware Law are substantially similar with respect to permissive indemnification. In general, both permit indemnification against expenses reasonably incurred, provided there is a determination by a majority vote of disinterested directors or a committee thereof, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe that the person's conduct was unlawful.

     Under the Alabama Act, expenses incurred by a director, officer, employee or agent in defending an action may be paid in advance, if such individual furnishes the corporation a written affirmation of good faith belief that he or she, in the case of conduct in his or her official capacity, acted in the corporation's best interests and in all other cases, acted in a manner that was at least not opposed to the corporation's best interests; provided, however, that in the case of any criminal proceeding, such individual had no reasonable cause to believe that his or her conduct was unlawful. Further, the individual must undertake to repay any amounts advanced if it is ultimately determined that he or she is not entitled to indemnification. However, under the Delaware Law, expenses incurred by an individual in defending an action may be paid in advance if such individual undertakes to repay all amounts advanced if it is ultimately determined that such person is not entitled to be indemnified (except with respect to former directors and officers, and employees and agents, with respect to whom the corporation need not obtain such undertaking).

     In addition, the laws of both states authorize a corporation's purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore unenforceable.

     Amendments to Articles or Certificate of Incorporation and Bylaws. Amendments to the articles of incorporation may be approved in Alabama generally by a majority of the votes cast. Under the Delaware Law, amendments to the certificate of incorporation generally require the affirmative vote of the holders of a majority of the outstanding stock.

     The Alabama Act, in general, provides that a corporation's board of directors may amend or repeal the corporation's bylaws unless (i) the articles of incorporation reserve such power exclusively to the shareholders in whole or in part or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal such bylaw. Under the Delaware Law, stockholders have the power to adopt, amend or repeal bylaws, although a corporation's certificate of incorporation may confer such power on the board of directors without divesting the stockholders of their right to act.

     Voting Power of Directors. The Delaware Law provides that a corporation's certificate of incorporation may confer upon the holders of any class or series of stock the right to elect one or more directors who will have such voting power as stated in the certificate of incorporation, which voting power may be greater or less than that of other directors or classes of directors. The Alabama Act contains no such provision.

     Dissenters' Rights of Appraisal. Under both the Alabama Act and the Delaware Law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which the shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Delaware law does not, in general, afford dissenters' rights of appraisal with respect to (a) a sale of assets, (b) a merger by a corporation, the shares of which are either (i) listed on a national securities exchange or designated as a national market system security or (ii) widely held (by more than 2,000 stockholders) if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) stockholders of a corporation surviving a merger if no vote of the stockholders is required to approve the merger under the circumstances set forth above in the third paragraph of the section titled "Shareholder Voting."

     The Alabama Act, in general, affords dissenters' rights of appraisal with respect to a merger, share exchange, sale of all or substantially all of a corporation's assets and certain amendments to the articles of incorporation that materially and adversely affect shareholders' rights. Alabama law does not contain the exclusion from dissenters' rights for corporations the shares of which are publicly traded, as described above. For a description of dissenters' rights available to shareholders of the Company under Alabama law, see "Rights of Dissenting Shareholders," below, and Exhibit D attached to this Proxy Statement.

     Inspection of Shareholders List. Both the Alabama Act and the Delaware Law allow any shareholder to inspect lists of shareholders, although the Delaware Law permits such inspection only for a purpose germane to the meeting and, in general, only for a period of 10 days prior to the meeting at a place within the city where the meeting is to be held. The Alabama Act requires the list to be available for inspection by any shareholder, beginning two business days after notice of the meeting is given, and continuing through the meeting, at the corporation's principal office or, if the principal office is not located within Alabama, at the corporation's registered office in Alabama. Lack of access to stockholder records could result in impairment of a stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company.

     Dissolution. Under the Alabama Act, a corporation can voluntarily dissolve upon its board of directors' adopting a resolution setting forth a proposal to dissolve which proposal is approved by two-thirds of the votes of each class entitled to vote thereon. Under the Delaware Law, a corporation can voluntarily dissolve if its board of directors and stockholders owning a majority of the shares entitled to vote approve the dissolution or if all of its stockholders approve such a dissolution.

     Preemptive Rights. Under the Delaware Law, stockholders do not have preemptive rights to new shares unless there is a specific provision granting such rights in the corporation's certificate of incorporation. The Delaware Certificate does not contain such a provision. By contrast, the Alabama Act provides that shareholders have preemptive rights except to the extent that a corporation's articles of incorporation otherwise provide. The Alabama Articles contain a denial of preemptive rights. Accordingly, the Reincorporation will not have a practical impact on shareholders of the Company with respect to preemptive rights. The Company believes that not providing for mandatory preemptive rights in the Delaware Certificate is desirable to afford greater flexibility in possible future financings.

     Interested Director Transactions. Under the Delaware Law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable solely because of such interest, provided that the contract or transaction is fair and reasonable at the time it is authorized, is ratified by the corporation's stockholders after disclosure of the relationship or interest, or is authorized in good faith by a majority of the disinterested members of the board of directors or a committee thereof after disclosure of the relationship or interest. The Delaware Law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the transaction.

     Under the Alabama Act, a "conflicting interest" with respect to a corporation means the interest a director of the corporation has respecting a transaction effected or proposed to be effected by the corporation or by a subsidiary if the director knows that the director, a person related to the director or an entity affiliated with the director is a party to the transaction or has a beneficial interest in or so closely linked to the transaction and of such financial significance to the director or such other person that the interest would reasonably be expected to exert an influence on the director's judgment if the director were called upon to vote on the transaction. A transaction which involves such a conflicting interest may not be enjoined, set aside, or give rise to an award of damages or other sanctions, in a proceeding by a shareholder or by or in the right of the corporation, because the director, or any person with whom or which he or she has a personal, economic, or other association, has an interest in the transaction, if (i) the transaction received the affirmative vote of a majority (but no fewer than two) of qualified directors on the board of directors or on a committee of the board who voted on the transaction after disclosure to them; (ii) a majority of the votes entitled to be cast by the holders of all qualified shares are cast in favor of the transaction after notice to shareholders describing the director's conflicting interest transaction; or (iii) the transaction, judged according to the circumstances at the time the corporation entered into a commitment with respect thereto, is established to have been fair to the corporation.

     For purposes of the foregoing, "qualified director" means, with respect to a director's conflicting interest transaction, any director who does not have either a conflicting interest respecting the transaction or a familial, financial, professional or employment relationship with a second director who does have a conflicting interest respecting the transaction. A majority (but no fewer than two) of all the qualified directors on the board of directors, or on the committee, constitutes a quorum for purposes of action that complies with the foregoing and directors' action that otherwise complies with the foregoing is not affected by the presence or vote of a director who is not a qualified director. "Qualified shares" means any shares entitled to vote with respect to the director's conflicting interest transaction except shares that are beneficially owned (or the voting of which is controlled) by a director who has a conflicting interest respecting the transaction or by a related person of the director, or both. A majority of the votes entitled to be cast by the holders of all qualified shares constitutes a quorum for purposes of action that complies with the foregoing.

     Examination of Books and Records. Under the Alabama Act, a shareholder of an Alabama corporation or of a foreign corporation with its principal office located in Alabama has the right to inspect and copy certain records designated by the Alabama Act. With respect to other records, the Alabama Act requires that a person must have been a shareholder of record for at least 180 days or be the holder of record of at least 5% of all outstanding shares of a corporation in order to examine the minutes, shareholder records and other books and records of a corporation. A shareholder who meets such requirements must also have a proper purpose for such inspection. Since USB-Delaware will maintain its principal office in Alabama, it will continue to be subject to such provisions of the Alabama Act.

     Under Delaware law, any stockholder of record with a proper purpose has the right to inspect and copy stock ledgers and other books and records of a Delaware corporation. "Proper purpose" is defined as a purpose reasonably related to such person's interest as a stockholder.

     Filling Vacancies on the Board of Directors. Under the Alabama Act, any vacancy on a corporation's board of directors may be filled by the board of directors unless otherwise provided in the articles of incorporation, except that the directors may only fill a vacancy resulting from an increase in the number of directors if expressly permitted by the articles of incorporation. The Alabama Articles do not contain a provision which permits the directors to fill a vacancy resulting from an increase in the number of directors. Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the corporation's certificate of incorporation or bylaws (or unless the certificate of incorporation directs that a particular class of stock is to elect such director(s), in which case a majority of the directors elected by such class, or a sole remaining director so elected, may fill such vacancy or newly created directorship). Neither the Delaware Certificate nor the Delaware Bylaws limits the ability of directors to fill vacancies.

     In addition to the foregoing, the Alabama Act provides that the term of a director who is elected to fill a vacancy expires at the next shareholders' meeting at which directors are elected, even if directors serve staggered terms on a classified board. The Delaware Law provides that in the case of a corporation, the directors of which are divided into classes, any director elected to fill a vacancy is to hold office until the next election of the class for which he or she was chosen.

     Dividends and Repurchases of Shares. Under the Alabama Act and unless otherwise restricted by its articles of incorporation, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) if, after giving it effect, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those receiving the distribution.

     The Delaware Law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, the Delaware Law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     Certain Differences in State Taxes. As an Alabama corporation, USB-Alabama is subject to a domestic corporation franchise tax calculated on the basis of the amount and par value of outstanding capital stock and a shares tax, which is an ad valorem tax calculated on the basis of the fair market value of its outstanding stock. If the Reincorporation is effected, USB-Delaware will be subject to a domestic franchise tax in Delaware calculated on the basis of the amount of its authorized capital stock (or on its authorized shares, its issued shares and its assets), and it will also be subject to foreign franchise taxes in Alabama (calculated on the basis of the amount of capital employed in Alabama) and possibly other jurisdictions; however, it will no longer be subject to the Alabama shares tax.

Rights of Dissenting Shareholders

     In accordance with Article 13 of the Alabama Act (the "Alabama Dissent Provisions"), a shareholder of the Company may dissent from the Merger and obtain payment for the fair value of his or her shares of Common Stock. The following is a summary of the Alabama Dissent Provisions, the relevant text of which is set forth as Exhibit D to this Proxy Statement.

     Under the Alabama Dissent Provisions, a shareholder of the Company may dissent from the Merger by following the following procedures: (i) the dissenting shareholder must deliver to the Company, prior to the vote being taken on the Merger at the Annual Meeting, written notice of his or her intent to demand payment for his or her shares of Common Stock if the Merger is effected (the "Notice Requirement"); and (ii) the dissenting shareholder must not vote in favor of the Merger (or submit a Proxy which results in a vote in favor of the Merger). A shareholder who does not satisfy these requirements waives his or her right to demand payment. For example, a shareholder who merely votes against the Merger without satisfying the Notice Requirement described in (i) above is not entitled to demand payment for his or her shares of Common Stock under the Alabama Dissent Provisions. However, a shareholder's mere failure to vote on the Merger will not constitute a waiver of his or her right to demand payment as long as he or she fulfills the Notice Requirement described in (i) above.

     In addition, if the Merger is approved by a vote of the shareholders of the Company, the Company must deliver written notice of such approval to each such dissenting shareholder (the "Written Dissenters' Notice"), which must be sent not later than 10 days after the Merger is effected, and the dissenting shareholder must make a demand for payment of the fair value of his or her shares of Common Stock in accordance with the terms of the Written Dissenters' Notice, which demand must be received by the Company by a date to be specified by the Company in the Written Dissenters' Notice, which date shall be not fewer than 30 nor more than 60 days after the date on which the Written Dissenters' Notice is mailed.

     Within twenty (20) days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares of Common Stock to the Company for notation thereon by the Company that such demand has been made. The failure to submit his or her shares of Common Stock for such notation shall, at the option of the Company, terminate the shareholder's rights under the Alabama Dissent provisions unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

     A record shareholder may dissent as to fewer than all of the shares of Common Stock registered in his or her name only if he or she dissents with respect to all shares of Common Stock beneficially owned by any one person and notifies the Company of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter are determined as if the shares of Common Stock to which he or she dissents and his or her other shares of Common Stock were registered in the name of a different shareholder. Once a formal demand for payment is made, such demand cannot be withdrawn by the shareholder except with the consent of the Company.

     Upon the Effective Time of the Merger, or upon receipt by the Company of a demand for payment, the Company must offer to pay each dissenting shareholder who has properly complied with the Alabama Dissent Provisions the amount estimated by the Company to be the fair value of the shares of Common Stock held by each such dissenting shareholder, plus accrued interest. Such offer must be accompanied by, among other information, the Company's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, the latest available interim financial statements, if any, a statement of the Company's estimate of the fair value of the shares, and an explanation of how the interest was calculated. If, within thirty (30) days after the making of such offer of payment, any dissenting shareholder accepts the same, then such dissenting shareholder must surrender to the Company the certificate or certificates representing his or her shares of Common Stock. Upon receipt by the Company of the certificate or certificates, the Company shall pay such dissenting shareholder the fair value of his or her shares, plus accrued interest and such dissenting shareholder will cease to have any interest in the shares. If, however, a dissenting shareholder does not accept the Company's offer of payment, then such dissenting shareholder must, within thirty (30) days after the Company offered payment for his or her shares of Common Stock, notify the Company in writing of his or her own estimate of the fair value of his or her shares of Common Stock and amount of interest due, and demand payment of such estimate, or reject the Company's offer and demand the fair value of his or her shares of Common Stock and interest due. If this demand by a dissenting shareholder remains unsettled for sixty (60) days, then the Company must commence a proceeding in the Circuit Court of Clarke County, Alabama to determine the fair value of the shares of Common Stock and accrued interest. If the Company does not commence this proceeding within the 60-day period, then the Company must pay each dissenting shareholder whose demand remains unsettled the amount demanded. The Company must make all dissenting shareholders whose demands remain unsettled parties to this proceeding. In such proceeding, the court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The Company must pay each dissenting shareholder the amount found to be due after final determination of the proceedings. Upon payment of such judgment, the dissenting shareholder will cease to have any interest in the shares of Common Stock.

     The costs and expenses of any such dissent proceeding will be determined by the court and will be assessed against the Company, but costs and expenses may be apportioned and assessed against all or some of the dissenting shareholders, in such amounts as the court deems equitable, to the extent the court finds such dissenting shareholders acted arbitrarily, vexatiously or not in good faith in demanding payment after receiving an offer of payment from the Company. The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable (a) against the Company and in favor of any or all dissenting shareholders if the court find that the Company did not substantially comply with the requirements of the Alabama Dissent Provisions, or (b) against either of the Company or a dissenting shareholder, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by the Alabama Dissent Provisions. If the court finds that the services of counsel for any dissenting shareholder were of substantial benefit to the other dissenting shareholders similarly situated, and that the fees for the services should not be assessed against the Company, the court may award such counsel reasonable fees to be paid out of the amounts awarded to dissenting shareholders who were benefitted.

     The foregoing is only a summary of the Alabama Dissent Provisions, and is qualified in its entirety by reference to the provisions thereof, the text of which is set forth as Exhibit D to this Proxy Statement. Each shareholder of the Company is urged to carefully read the full text of the Alabama Dissent Provisions.

Certain Federal Income Tax Consequences

     The Company has been advised by counsel that, for federal income tax purposes, no gain or loss will be recognized by the holders of USB-Alabama Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by USB-Alabama or USB-Delaware. In addition, counsel has advised that each former holder of USB-Alabama Common Stock will have the same basis in the USB-Delaware Common Stock received by such person pursuant to the Reorganization as such holder had in the USB-Alabama Common Stock held by such person at the time of consummation of the Reorganization, and such person's holding period with respect to such USB-Delaware Common Stock will include the period during which such holder held the corresponding USB-Alabama Common Stock, provided the latter was held by such person as a capital asset at the time of the consummation of the Reincorporation.

     State, local or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION PROPOSAL UNDER APPLICABLE FEDERAL,
STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

                    PROPOSALS OF SHAREHOLDERS

     If any shareholder wishes to present a proposal for action at the 2000 Annual Meeting of the shareholders, the shareholder must compy with applicable SEC regulations, including adequate notice to Bancshares. Shareholder proposals submitted to Bancshares in compliance with SEC Rule 14a-8 (which concerns shareholder proposals that are requested to be included in a company's proxy statement) must be received at Bancshares' executive offices on or before December ___, 1999. Pursuant to SEC Rules 14a-4 and 14a-5 (which, among other things, concern the exercise of discretionary voting authority with respect to shareholder proposals other than proposals that have been requested to be included in the company's proxy statement) shareholders are advised that a shareholder proposal will be considered untimely if provided to Bancshares after February ___, 2000. Any proposal must be submitted in writing by Certified Mail-Return Receipt Requested, to United Security Bank, Attention: Larry Sellers, 131 West Front Street, Thomasville, AL 36784.

                          OTHER MATTERS

     Bancshares does not know of any matters to be presented for action at the annual meeting other than those listed in the notice of the annual meeting and referred to herein.

     Bancshares will furnish without charge to its shareholders, upon written request, a copy of its annual report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the Securities and Exchange Commission for the year ended December 31, 1998. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to Larry M. Sellers, Treasurer, United Security Bancshares, Inc., 131 West Front Street, Post Office Box 249, Thomasville, Alabama 36784.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE TO THE SECRETARY OF BANCSHARES AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING A LATER DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                UNITED SECURITY BANCSHARES, INC.

Thomasville, Alabama
____________, 1999

                          EXHIBIT A

                  AGREEMENT AND PLAN OF MERGER
            BETWEEN UNITED SECURITY BANCSHARES, INC.,
                     A DELAWARE CORPORATION
                               AND
                UNITED SECURITY BANCSHARES, INC.,
                     AN ALABAMA CORPORATION

     THIS AGREEMENT AND PLAN OF MERGER dated this _____ day of
________________, 1999 (the "Agreement") is between United Security Bancshares, Inc., a Delaware Corporation ("USB-Delaware"), and
United Security Bancshares, Inc., an Alabama corporation
("USB-Alabama"). USB-Delaware and USB-Alabama are sometimes hereinafter collectively referred to as the "Constituent
Corporations."

                            RECITALS

     A. USB-Delaware is a corporation organized and existing under the laws of the State of Delaware and, as of the date hereof, 100 shares of Common Stock of USB-Delaware are issued and outstanding, all of which are held by USB-Alabama.

     B. USB-Alabama is a corporation organized and existing under the laws of the State of Alabama and, as of the date hereof, 3,548,431 shares of Common Stock of USB-Alabama are issued and outstanding and no shares of Preferred Stock are issued and outstanding.

     C. The Board of Directors of USB-Alabama has determined that, for the purpose of effecting the reincorporation of USB-Alabama in the State of Delaware, it is advisable and in the best interests of USB-Alabama that it merge with and into USB-Delaware upon the terms and conditions herein provided.

     D.   The respective Boards of Directors of USB-Delaware and
USB-Alabama have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and executed by the undersigned officers.

     NOW THEREFORE, in consideration of the mutual agreements and covenants set forth herein, USB-Delaware and USB-Alabama hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                            ARTICLE I

                           THE MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the Alabama Business Corporation Act, USB-Alabama shall be merged with and into USB-Delaware (the "Merger"), whereupon the separate existence of USB-Alabama shall cease and USB-Delaware shall be, and is hereinafter sometimes referred to as, the "Surviving Corporation." On the Effective Date of the Merger (as hereinafter defined) the name of the Surviving Corporation shall be United Security Bancshares, Inc.

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) this Agreement and the Merger shall have been adopted and approved by the shareholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the Alabama Business Corporation Act, as the case may be;

          (b)   USB-Alabama and USB-Delaware shall have
received any and all required approvals from the appropriate bank regulatory agencies and any required waiting periods shall have expired;

          (c)   all of the conditions precedent to the
consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

          (d)   an executed Certificate of Merger or an
executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (e)   executed Articles of Merger meeting the
requirements of the Alabama Business Corporation Act shall have been filed with the Secretary of State of the State of Alabama.

The date and time when the Merger shall become effective, as aforesaid, is herein referred to as the "Effective Date of the Merger."

     1.3 Effect of the Merger. On the Effective Date of the Merger, the separate existence of USB-Alabama shall cease, and USB-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger;
(ii) shall be subject to all actions previously taken by its and USB-Alabama's Board of Directors; (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of USB-Alabama in the manner more fully set forth in Section 259 of the Delaware General Corporation Law; (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger; and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of USB-Alabama in the same manner as if USB-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the Alabama Business Corporation Act.

                           ARTICLE II

            CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1  Certificate of Incorporation. The Certificate of
Incorporation of USB-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving
Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of USB-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving
Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of USB-Alabama immediately prior to the Effective Date of the Merger, who are serving in the same capacities, classes and terms for USB-Delaware, shall be the directors and officers of the Surviving Corporation, and such directors shall continue to be constituted in the same terms of office which they had as directors of USB-Alabama and USB-Delaware, in accordance with the Bylaws of USB-Delaware.

                           ARTICLE III

                 MANNER OF CONVERSION OF SHARES

     3.1 USB-Alabama Common Shares. Upon the Effective Date of the Merger, each share of Common Stock of USB-Alabama, $0.01 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one fully paid and nonassessable share of Common Stock, $.01 par value, of the Surviving Corporation.

     3.2  USB-Alabama Options and Stock Purchase Rights.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue any and all stock option, stock incentive or stock award plans heretofore adopted by USB-Alabama. Each outstanding and unexercised option or other right to purchase USB-Alabama common shares existing under and by virtue of any such plan shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each common share of USB-Alabama issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such USB-Alabama option or stock purchase right at the Effective Date of the Merger.

          (b)   A number of shares of the Surviving
Corporation's Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of common shares of USB-Alabama so reserved immediately prior to the Effective Date of the Merger.

     3.3 USB-Delaware Common Stock. Upon the Effective Date of the Merger, each share of USB-Delaware Common Stock, $.01 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by USB-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4  Exchange of Certificates.

          (a) After the Effective Date of the Merger, each holder of an outstanding certificate representing common shares of USB-Alabama may, at such holder's option, surrender the same for cancellation to [____________________________], or such other entity as the Surviving Corporation so designates as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted, or to which such holder was otherwise entitled, as herein provided. Until so surrendered, each outstanding certificate theretofore representing common shares of USB-Alabama shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such common shares of USB-Alabama were converted in the Merger and which the holder of such certificate was otherwise entitled to receive pursuant to this Agreement.

           (b) The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

           (c) Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability that appeared on the certificates of USB-Alabama so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws.

           (d) If any certificate for shares of Common Stock of the Surviving Corporation is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

                           ARTICLE IV

                       GENERAL PROVISIONS

     4.1 Covenants of USB-Delaware. USB-Delaware covenants and agrees that it will on or before the Effective Date of the Merger:

           (a) take such action as may be required to qualify to do business as a foreign corporation in the states in which USB-Alabama is qualified to do business and in connection therewith irrevocably appoint an agent for service of process as required under the applicable provisions of the relevant state law;

           (b)   with the assistance and cooperation of
USB-Alabama, take all such action as may be required to obtain the approval of any and all bank regulatory agencies, including the Federal Reserve System, the Federal Deposit Insurance Corporation and the State of Alabama Banking Department, as the case may be; and

           (c) take all such other actions as may be required by the Delaware General Corporation Law and the Alabama Business
Corporation Act to effect the Merger.

     4.2 Further Assurances. From time to time, as and when required by USB-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of USB-Alabama such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or confirm of record or otherwise by USB-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of USB-Alabama and otherwise to carry out the purposes of this Agreement, and the officers and directors of USB-Delaware are fully authorized in the name and on behalf of USB-Alabama or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of USB-Alabama and USB-Delaware, notwithstanding the approval of this Agreement by the shareholders of USB-Alabama or by the sole stockholder of USB-Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement or certificate in lieu thereof with the Secretary of State of the State of Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not (i) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (ii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of either Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is located at 109 Orange Street, Wilmington, Delaware, and The Corporation Trust Company is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving
Corporation in Birmingham, Alabama, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Alabama Business Corporation Act.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Board of Directors of USB-Delaware and USB-Alabama, is hereby executed on behalf of each of such corporations and attested by their respective officers thereunto duly authorized, under penalties of perjury, hereby declaring and certifying that this is their act and deed and the facts herein stated are true.

                                UNITED SECURITY BANCSHARES, INC.,
                                a Delaware corporation

                                By:______________________________

                                   Its:__________________________

ATTEST:

By:____________________________

   Its:________________________

                                UNITED SECURITY BANCSHARES, INC.,
                                an Alabama corporation

                                By:______________________________

                                   Its:__________________________

ATTEST:

By:____________________________

   Its:________________________


PAGE>
                            EXHIBIT B

                 CERTIFICATE OF INCORPORATION OF
                UNITED SECURITY BANCSHARES, INC.

     FIRST. The name of the Corporation is United Security
Bancshares, Inc.

     SECOND. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the city of Wilmington, county of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business and the objects and purposes proposed to be transacted, promoted and carried on are to do any or all the things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, and to engage in any lawful act or activity for which Corporations may be organized under the General Corporation Law of the State of Delaware, as amended.

     FOURTH. The total number of shares of capital stock that the Corporation shall have authority to issue is ten million
(10,000,000) shares of one class of common stock, par value $0.01 per share.

     FIFTH. The incorporator is Larry M. Sellers whose mailing address is 131 West Front Street, Thomasville, Alabama 36784.

     SIXTH.

     A. The number of Directors which shall constitute the whole Board of Directors shall be as determined from time to time by resolution and adopted by the affirmative vote of a majority of the Board of Directors, but the number shall not be less than three (3) or more than twenty-five (25) Directors; provided that the number of Directors shall not be decreased if such decrease would have the effect of shortening the term of an incumbent Director.

     B. Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of Directors of the Corporation need not be by written ballot.

     SEVENTH.

     A. No action shall be taken by stockholders of the Corporation except at an annual or special meeting of stockholders of the Corporation, and the right of stockholders to act by written consent in lieu of a meeting is specifically denied.

     B. Special meetings of the stockholders of the Corporation may be called at any time only by a majority of the Board of Directors.

     C. The Board of Directors shall have concurrent power with the stockholders as set forth in this Certificate of Incorporation to adopt, amend, or repeal (collectively "Amend") the Bylaws of the Corporation. The Board of Directors may Amend the Bylaws of the Corporation upon the affirmative vote of the number of Directors which shall constitute, under the terms of the Bylaws, the action of the Board of Directors. The stockholders may amend the Bylaws of the Corporation upon the affirmative vote of the holders of not less than a majority of the votes entitled to be cast by the holders of all of the outstanding shares of the voting stock, voting together as a class.

     EIGHTH. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If all majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

     NINTH. No Director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for a breach of a fiduciary duty as a Director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Neither the repeal nor the modification of this Article NINTH nor the adoption of any provisions of the Certificate of Incorporation of the Corporation inconsistent with this Article NINTH shall adversely affect the rights of any Director of the Corporation with respect to any matter occurring, or any cause of action, suit or claim that, but for this Article NINTH, would accrue or arise, prior to such repeal, modification or adoption of any inconsistent provision.

     TENTH. When considering a merger, consolidation, business combination (as defined in Section 203 of the General Corporation Law of the State of Delaware) or similar transaction, the Board of Directors, committees of the Board of Directors, individual Directors and individual Officers may, in considering the best interests of the Corporation and its stockholders, consider the effects of any such transaction upon the employees, customers and suppliers of the Corporation, and upon communities in which offices of the Corporation are located, to the extent permitted by Delaware law.

     ELEVENTH.

     SECTION 11.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a "proceeding"), by reason of the fact that he or she is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise tax or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 11.3 hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     SECTION 11.2 Right to Advancement of Expenses. The right to indemnification conferred in Section 11.1 of this Article ELEVENTH shall include the right to be paid by the Corporation the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter, an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter, an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is not further right to appeal (hereinafter, a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section
11.2 or otherwise. The rights to indemnification and to the advancement of expenses conferred in Section 11.1 and 11.2 of this Article ELEVENTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     SECTION 11.3 Right of Indemnitee to Bring Suit. If a claim under Section 11.1 or 11.2 of this Article ELEVENTH is not paid in full by the Corporation within sixty (60) days after a written claim therefor has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days) the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also to the expense of prosecuting or defending such suit. In (a) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that and (b) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article ELEVENTH or otherwise, shall be on the Corporation.

     SECTION 11.4 Non-Exclusivity of Rights. The right to indemnification and to the advancement of expenses conferred in this Article ELEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, this Certificate of Incorporation of the Corporation, these Bylaws, any agreement or vote of stockholder or disinterested directors or otherwise.

     SECTION 11.5  Insurance. The Corporation may maintain
insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General
Corporation Law.

     SECTION 11.6 Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article ELEVENTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     THE UNDERSIGNED, being the incorporator hereinabove named, for the purpose of forming a Corporation pursuant to the General Corporation Law of the State of Delaware, as amended, makes the certificate as of [______________], 1999, declaring and certifying that this is his act and deed and that the facts herein stated are true.

                                      Larry M. Sellers

                            EXHIBIT C
                              BYLAWS
                               OF
                UNITED SECURITY BANCSHARES, INC.

                           ARTICLE I.

                             Offices

     SECTION 1.1.  Registered Office. The registered office of
United Security Bancshares, Inc. (herein called the "Corporation"), in the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 1.2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                           ARTICLE II.

                          Stockholders

     SECTION 2.1. Place of Meetings. Annual and special meetings of the stockholders shall be held at such place, either within or without of the State of Delaware, as may be designated by the Board of Directors. In the absence of such designation, such meeting shall be held at the principal office of the Corporation located within the State of Alabama.

     SECTION 2.2. Annual Meeting. The annual meeting of the stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date as may be determined by resolution of the Board of Directors.

     SECTION 2.3. Special Meeting. Unless otherwise prescribed by statute, special meetings of the stockholders, for any purpose or purposes, shall be called in accordance with the Certificate of Incorporation of the Corporation. No business other than that specified in the notice of special meeting shall be transacted at any such special meeting.

     SECTION 2.4. Notice of Meetings. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary or the Board of Directors or officer calling the meeting, to each stockholder of record in the manner above provided. The notice of special meeting may be waived by submitting a signed waiver or by attendance at the meeting.

     SECTION 2.5 Closing of Transfer Books and Fixing Record Date. For the purposes of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed in any case sixty (60) days immediately preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than sixty (60) days, and in case of a meeting of stockholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of stockholders is to be taken, and in no event may the record date precede the date upon which the Directors adopt a resolution fixing the record date. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, or a determination of stockholders for any other proper purpose, the date on which notice of the meeting is given (as defined in Article 10 hereof) or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of the stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjournment.

     SECTION 2.6 Voting List. The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten (10) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.

     SECTION 2.7 Quorum. A majority of the outstanding shares of the of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum for the transaction of business at such meeting. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number of shares on the matter being voted on is required by the Certificate of Incorporation of the Corporation, these Bylaws or applicable law. Directors shall be elected by a plurality of the shares represented at the meeting and entitled to vote in the election of Directors.

     SECTION 2.8 Adjournment of Stockholder Meeting. Any meeting of stockholders may be adjourned at any time, whether or not there is a quorum, by the chairman of such meeting or the vote of the majority of shares represented at such meeting. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

     SECTION 2.9 Proxies. At all meetings of stockholders, a stockholder may vote by proxy, executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) years from the date of its execution, unless otherwise provided in the proxy.

     SECTION 2.10 Voting of Shares. Each outstanding share shall be entitled to one vote and each fractional share shall be entitled to a corresponding fractional vote on each matter submitted to vote at a meeting of stockholders.

     SECTION 2.11 Voting by Voice, Hand or Ballot. All voting at meetings of the stockholders, including voting for the election of directors but excepting where otherwise required by law, shall be by a voice or hand vote; provided, however, that upon demand therefor by a stockholder entitled to vote or by his or her proxy, a vote by written ballot shall be taken. Every written ballot shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.

     SECTION 2.12 Voting of Shares by Certain Holders. The rights of persons in whose names shares stand on the stock records of the Corporation to vote is subject to the following provisions:

     (a) Neither treasury shares, nor shares of its own stock held by the Corporation in a fiduciary capacity, nor shares held by another Corporation if the majority of the shares entitled to vote for the election of directors of such other Corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

     (b) Shares standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such Corporation may determine.

     (c) Shares held by an administrator, executor, personal representative, guardian, or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.

     (d) Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     (e) Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

     (f) A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

     SECTION 2.13 Informal Action by Stockholders. Any action required or permitted to be taken by the stockholders must be affected at a duly called annual or special meeting of the stockholders of the Corporation. Stockholders may not take any action by written consent in lieu of a meeting of the stockholders.

     SECTION 2.14 Conduct of Stockholder Meetings. Meetings of the stockholders shall be presided over by the Chairman of the Board or, in his absence, the President of the Corporation, or, if no such person is present, a person designated by the Chairman of the Board or, in his absence, the President of the Corporation. The Secretary of the Corporation or, in his absence, an Assistant Secretary, or, if no such person is present, a person designated by the chairman of the meeting, shall act as secretary of the meeting. The precedence of and procedure on motions and other procedural matters at a meeting shall be as determined by the chairman of such meeting, in his sole discretion, provided that such chairman acts in a manner which is not inconsistent with the Certificate of Incorporation of the Corporation, these Bylaws and applicable law.

                            ARTICLE 3

                       Board of Directors

     SECTION 3.1 General Powers. The business and affairs of the Corporation shall be managed by its Board of Directors, except as otherwise provided in the Certificate of Incorporation or by applicable law.

     SECTION 3.2 Number; Qualifications. The Corporation's Board of Directors shall consist of not less than three (3) and not more than twenty-five (25) Directors, as such number may be designated from time to time by the Board of Directors. If such number is not so fixed, the Corporation shall have sixteen (16) Directors. Directors need not be stockholders of the Corporation or residents of the State of Delaware or the State of Alabama.

     SECTION 3.3 Election; Term of Office. Directors shall be elected at each annual meeting of the stockholders. Directors shall be elected by plurality vote of the stockholders. Each Director shall hold office until the next annual meeting of the stockholders and thereafter until such time as his successor shall have been elected and qualified. No reduction in the number of Directors shall have the effect of removing any director before such Director's term of office shall expire. If a Director attains the age of seventy (70) years during his or her term as a Director, he or she may complete his or her then current term but may not stand for election or re-election as a Director of the Corporation thereafter.

     SECTION 3.4 Removal of Directors. Any Director may be removed only in the manner provided in the Corporation's Certificate of Incorporation, as amended. If no such provision appears therein, any Director may be removed either with or without cause, at any time, by vote of the stockholders holding a majority of the shares then entitled to vote for the election of Directors, present at any special meeting called for that purpose. In case any vacancy so created shall not be filled by the stockholders at such meeting, such vacancy may be filled by the Board of Directors as provided in
Section 3.6 hereof.

     SECTION 3.5 Resignation. Any Director may resign at any time by giving written notice to the President or to the Secretary of the Corporation. Such resignation shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation by the Corporation shall not be necessary to make it effective.

     SECTION 3.6 Vacancies. Any vacancy occurring in the Board of Directors, whether by resignation of a Director or an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director. A Director elected by the remaining Directors or the stockholders to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by the affirmative vote of a majority of the Directors then in office or by election at an annual meeting or a special meeting of stockholders called for that purpose, and a Director so chosen shall hold office for the term specified in
Section 3.3 of this Article.

     SECTION 3.7 Regular Meetings. A regular meeting of the Board of Directors may be held without other notice than this Bylaw immediately after and at the same place as the annual meeting of the stockholders. The Board of Directors may provide by resolution the time and place, either within or without the State of Delaware, for the holding of additional regular meetings without other notice than such resolution.

     SECTION 3.8 Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the President, the Chairman of the Board or a majority of the Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Delaware, as the place for holding any special meeting of the Board of Directors called by them.

     SECTION 3.9 Telephonic Meetings. Members of the Board of Directors or any committee designated by the Board of Directors may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear one another at the same time. Such participation shall constitute presence in person at the meeting. All participants in any meeting of Directors, by virtue of their participation and without further action on their part, shall be deemed to have consented to the recording of such meeting by electronic device or otherwise, and to the making of a written transcript thereof, in order that minutes thereof shall be available for the Corporation's records.

     SECTION 3.10 Notice. Notice of any special meeting shall be given at least four (4) days previous thereto by written notice mailed to each Director at his business address, or by notice given at least two (2) days prior to the meeting, in person or by any means specified in Section 9.1(b) or (c). Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

     SECTION 3.11 Quorum. A majority of the number of Directors fixed in accordance with these Bylaws shall constitute a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 3.12 Compensation. The amount, if any, which each Director shall be entitled to receive as compensation for his services as a Director shall be fixed from time to time by resolution of the Board of Directors. If any director shall serve as a member of any committee of the Board of Directors or perform special services at the instance of the Board of Directors, such may be paid additional compensation as the Board of Directors may determine. Each Director shall be entitled to reimbursement for traveling expenses incurred by him in attending any meeting of the Board of Directors or of a committee. Such compensation shall be payable even though a meeting may be adjourned because of a lack of a quorum.

     SECTION 3.13 Action by Directors Without Meeting. Any action required to be taken at a meeting of the Directors of the Corporation or any action which may be taken at such a meeting, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Directors entitled to vote with respect to the subject matter thereof. A consent shall be sufficient for this Section 3.13 if it is executed in counterparts, in which event all of such counterparts, when taken together, shall constitute one and the same consent.

     SECTION 3.14 Designation of Committees. The Board of Directors may by resolution or resolutions passed by a majority of the whole Board of Directors designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which to the extent provided in the resolution or resolutions shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have any power or authority in reference to those matters prohibited by Section 141(c) of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution or resolutions adopted by the Board of Directors. If provisions be made for any such committee or committees, the members thereof shall be appointed by the Board of Directors and shall serve during the pleasure of the Board of Directors. A majority of the members of a committee shall constitute a quorum for the transaction of business. The Board of Directors may designate one or more directors of the Corporation as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee and who, in such event, shall be counted in determining the presence of a quorum. Vacancies in such committees shall be filled by the Board of Directors; provided, however, that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board of Directors may at its pleasure discontinue any such committee or committees.

                            ARTICLE 4

                            Officers

     SECTION 4.1 Generally. The Board of Directors at its first meeting and at each annual meeting thereafter shall elect, at a minimum, the following officers: a President, a Secretary and a Treasurer. The Board of Directors at any time and from time to time may elect or appoint such other officers as it shall deem necessary, including, but not limited to, a Chairman of the Board of Directors, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, and one or more Assistant Secretaries, who shall hold their offices for such terms as shall be determined by the Board of Directors and shall exercise such powers and perform such duties as are specified by these Bylaws, or as shall be determined from time to time by the Board of Directors. Any person may hold two or more offices, except that no person may hold the office of President and Secretary. No officer need be a shareholder of the Corporation.

     SECTION 4.2 Compensation. The salaries of the officers of the corporation shall be fixed by the Board of Directors, except that the Board of Directors may delegate to any committee or officer or officers the power to fix the compensation of any other officer.

     SECTION 4.3 Tenure. Each officer of the corporation shall hold office for the term for which he is elected or appointed, and until his successor has been duly elected or appointed and has qualified, or until his earlier resignation, removal from office or death. Any officer may be removed by the Board of Directors whenever in its judgment the best interest of the corporation will be served thereby.

     SECTION 4.4 Vacancies. A vacancy in any office, because of resignation, removal or death may be filled by the Board of Directors for the unexpired portion of the term.

     SECTION 4.5 Chairman of the Board. The Chairman of the Board shall preside at all meetings of stockholders and of the Board of Directors. In general, he shall perform all duties incident to the office of the Chairman of the Board and such other duties as may from time to time be assigned to him by the Board.

     SECTION 4.6 President. The President shall be the chief executive officer and the head of the corporation and, subject to the Board of Directors, shall have the general control and management of the business and affairs of the corporation. The President shall also be the chief operating officer of the corporation and, subject to the control of the Board of Directors, shall in general manage, supervise and control the day to day business and affairs of the corporation. He shall, when present, preside at meetings of all of the stockholders in the absence of the Chairman of the Board or if no Chairman of the Board has been elected. In general, the President shall perform all duties incident to the office of the President and such other duties as may be prescribed by the Board of Directors from time to time. He shall vote any shares of stock or other voting securities owned by the corporation and may sign, with the Secretary or any other proper officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation, any deeds, mortgages, bonds, policies of insurance, contracts, investment certificates or other instruments which the Board of Directors has authorized to be executed, except in cases where signing the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed.

     SECTION 4.7 Vice Presidents. In the absence of the President or in the event of his death or inability or refusal to act, the Vice President (or in the event there may be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in order of election) shall perform the duties of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Any Vice President may sign, with the Secretary or an Assistant Secretary, certificates for shares of the corporation and shall perform such other duties as shall from time to time be assigned to him by the President or by the Board of Directors. All Vice Presidents shall have such other duties as prescribed by the Board of Directors from time to time.

     SECTION 4.8 Secretary. The Secretary shall: (a) attend and keep the minutes of the stockholders' meetings and of the Board of Directors' meetings in one or more books provided by that purpose;
(b) see that all notices are duly given in accordance with the provisions of these Bylaws as required by law; (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (d) keep a register of the post office address of each stockholder which shall be furnished to the Secretary by such stockholder; (e) sign with the President or a Vice President certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;
(f) have general charge of the stock transfer books of the corporation; (g) in general perform all duties incident to the office of the Secretary and such other duties as from time to time may be assigned to him by the President or the Board of Directors.

     SECTION 4.9 Treasurer. The Treasurer, unless otherwise determined by the Board of Directors, shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors; and (c) in general perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Board of Directors.

     SECTION 4.10 Assistant Officers. The Assistant Secretaries, when authorized by the Board of Directors, may sign with the President or a Vice President certificates for shares of the corporation the issuance of which shall have been authorized by a resolution of the Board of Directors. The Assistant Vice Presidents, Secretaries and Treasurers, in general, shall perform such duties as shall be assigned by the Vice President(s), Secretary or Treasurer, respectively, or by the President or by the Board of Directors.

                            ARTICLE 5

          Execution of Instruments and Deposit of Funds

     SECTION 5.1 Contracts and Other Documents. Contracts and other instruments or documents may be signed in the name of the Corporation by the President or by any other officer authorized to sign such contract, instrument, or document by the Board of Directors, and such authority may be general or confined to specific instances.

     SECTION 5.2 Interested Directors; Quorum. No contract or transaction between the Corporation and one (1) or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one (1) or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 5.3 Dividends. Subject to the laws of the State of Delaware, the Board of Directors may, from time to time, declare and the Corporation may pay dividends on its outstanding shares in cash, property, or its own shares, except when the Corporation is insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Certificate of Incorporation.

     SECTION 5.4 Bank Accounts and Deposits. All funds of the Corporation shall be deposited from time to time to the credit of the Corporation with such banks, bankers, trust companies or other depositories as the Board of Directors may select or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may be delegated from time to time by the Board of Directors.

     SECTION 5.5 Signing of Checks and Drafts. Except as otherwise provided in these Bylaws, all checks, drafts, or other order or payment of money, notes, or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as shall be determined from time to time by resolution of the Board of Directors.

     SECTION 5.6 Loans. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do by the Board of Directors, any officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do by the Board of Directors, any officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and, to that end, may endorse, assign and deliver the same. Such authority may be general or confined to specific instances.

                            ARTICLE 6

                 Issuance and Transfer of Shares

     SECTION 6.1 Issuance of Certificates. Each stockholder of the Corporation shall be entitled to a certificate or certificates, in such form as shall be approved by the Board of Directors and required by law, certifying the number of shares of the Corporation owned by such stockholder.

     SECTION 6.2 Signature on Stock Certificates. The shares of the Corporation shall be represented by certificates signed by the President or a Vice President and the Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. The signature of any of these officers upon a certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

     SECTION 6.3 Stock Transfer Books. A record of all certificates for shares issued by the Corporation shall be the Secretary or by any transfer agent or registrar appointed pursuant to Section 6.4 below at the principal office of the Corporation or at the office of such transfer agent or registrar. Such record shall show the name and address of the person, firm or corporation in which certificates for shares are registered, the number and classes of shares represented by each such certificate, the date of each such certificate, and in case of certificates which have been canceled, the dates of cancellation thereof.

     SECTION 6.4 Transfer Agents and Registrars. The Board of Directors may appoint one (1) or more transfer agents, registrars of other agents for the purpose of registering transfer of shares of the Corporation, issuing new certificates of shares of the Corporation and canceling certificates surrendered to the Corporation. Such agents and registrars shall be appointed at such times and places as the requirements of the Corporation may necessitate and the Board of Directors may designate. Any such transfer agent, registrar or other agent shall be under a duty to the Corporation to exercise good faith and due diligence in performing his functions. Such transfer agent, registrar or other agent shall have, with regard to the particular functions he performs, the same obligation to the holder or owner of shares of the Corporation and shall have the same rights and privileges as the Corporation has in regard to those functions. Notice to a transfer such agent, registrar or other such agent is notice to the Corporation with respect to the functions performed by the agent.

     SECTION 6.5 Replacement of Lost, Destroyed and Stolen Certificates. Where a certificate for shares of the Corporation has been lost, destroyed or stolen, the Corporation shall issue a new certificate in place of the original certificate if the owner (a) files with the Corporation a sufficient indemnity bond, and (b) satisfies any other reasonable requirements imposed by the Board of Directors of the Corporation.

     SECTION 6.6 Transfer of Shares. Shares of the capital stock of the Corporation shall be transferred on the books of the Corporation by the holder thereof in person or by his attorney duly authorized in writing, upon surrender and cancellation of certificates for the number of shares to be transferred, except as provided in the preceding section. Books for the transfer of shares of the capital stock shall be kept by the Corporation or by one or more transfer agents appointed by it.

     SECTION 6.7 Regulations. The Board of Directors shall have power and authority to make such rules and regulations as-it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

                            ARTICLE 7

              Corporate Records, Reports, and Seal

     SECTION 7.1 Minutes of Corporate Meetings. The Corporation shall keep at its principal place of business, or at such other place as may be directed by the Board of Directors, a book of minutes of all proceedings of its stockholders and Board of Directors, with the time and place of holding of all meetings, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors meetings, the number of shares or members present or represented at stockholders meetings, and the proceedings thereof.

     SECTION 7.2 Inspection of Records and Properties by Directors. Every Director shall have the absolute right at any reasonable time to inspect all books, records, documents of every kind, and the physical properties of the Corporation, and also of its subsidiary corporations. Such inspection by a Director may be made in person or by agent or attorney, and the right of inspection includes the right to make extracts.

     SECTION 7.3 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January and terminate on the last day of December of each succeeding year; unless the Board of Directors shall adopt a different fiscal year.

     SECTION 7.4 Corporate Seal. The seal of the Corporation shall be circular in form and shall have engraved upon it the words, "United Security Bancshares, Inc." The seal shall be used by causing it to be affixed or impressed or a facsimile thereof may be reproduced or otherwise used in such manner as the Board of Directors shall determine.

                            ARTICLE 8

            Adoption, Amendment, and Repeal of Bylaws

     SECTION 8.1  Power of Directors to Amend. The Board of
Directors shall have the power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws for the Corporation as provided in the Certificate of Incorporation of the Corporation.

     SECTION 8.2 Power of Stockholders to Amend. The stockholders shall have the power to alter, amend or repeal the Bylaws of the Corporation or adopt new Bylaws of the Corporation as provided in the Certificate of Incorporation of the Corporation.

                            ARTICLE 9

                             Notices

     SECTION 9.1 Giving of Notice. Except as otherwise provided by the General Corporation Law of Delaware, these Bylaws, the Corporation's Certificate of Incorporation, or resolution of the Board of Directors, every meeting notice or other notice, demand, bill, statement or other communication (collectively, "Notice") to or from the Corporation from or to a Director, Officer or stockholder shall be duly given if it is written or printed and is
(a) sent by first class mail or by overnight service of the U.S. Postal Service, postage prepaid, (b) sent by any established overnight air courier service, such as Federal Express, Emery, Airborne or UPS, (c) sent by telegraph, tested telex or other tested facsimile transmission, (d) delivered by any commercial messenger service which regularly retains its receipts, or (e) personally delivered, provided a receipt is obtained reflecting the date of delivery. Notice shall not be duly given unless all delivery or postage charges are pre-paid. Notice shall be given to an addressee's most recent address as it appears on the Corporation's records. A Notice shall be deemed "given" when dispatched for delivery, or if mailed, on the date postmarked. This Section shall not have the effect of shortening any notice period provided for in these Bylaws.

     SECTION 9.2 Waiver of Notice. Any Notice required by the General Corporation Law of Delaware, the Certificate of Incorporation or these Bylaws may be waived in writing at any time by the person entitled to the Notice, and such waiver shall be equivalent to the giving of notice. Notice of any meeting shall be waived by attendance (if a stockholders' meeting, in person or by proxy) at the meeting. A waiver of Notice of a special meeting of stockholders shall state the purpose for which the meeting was called or the business to be transacted thereat.

                       - - - - - - - - - - -

     The foregoing are hereby certified by the undersigned officer of the Corporation to be a true and accurate copy of the Bylaws of the Corporation and to be in full force and effect this date.

     Given under my hand and the seal of the Corporation this _____ day of _____, 1999.

     _____________________________________
     Signature

     Print Name:__________________________

     Title:_______________________________

                 [CORPORATE SEAL]

PAGE>

                            EXHIBIT D

         (PROVISIONS OF ALABAMA BUSINESS CORPORATION ACT
                 RELATING TO DISSENTERS' RIGHTS)

                     ALABAMA CODE ANNOTATED
      TITLE 10. CORPORATIONS, PARTNERSHIPS AND ASSOCIATIONS
                CHAPTER 2B. BUSINESS CORPORATIONS

Article 13. Dissenters' Rights

Section 10-2B-13.01. Definitions.

     (1) "Corporate action" means the filing of articles of merger or share exchange by the probate judge or Secretary of State, or other action giving legal effect to a transaction that is the subject of dissenters' rights.

     (2) "Corporation" means the issuer of shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

     (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under Section 10-2B-13.02 and who exercises that right when and in the manner required by Sections 10-2B-13.20 through 10-2B-13.28.

     (4) "Fair Value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

     (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all circumstances.

     (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

     (7) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

     (8) "Shareholder" means the record shareholder or the beneficial shareholder.

Section 10-2B-13.02. Right to dissent.

     (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (1) Consummation of a plan of merger to which the corporation is a party (i) if shareholder approval is required for the merger by Section 10-2B-11.03 or the articles of incorporation and the shareholder is entitled to vote on the merger or
               (ii) if the corporation is a subsidiary that is merged with its parent under Section 10-2B-11.04;

          (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (3) Consummation of a sale or exchange by all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

          (4) To the extent that the articles of incorporation of the corporation so provide, an amendment of the articles of incorporation that materially and adversely affects rights in respect to a dissenter's shares because it:

               (i) Alters or abolishes a preferential right of the shares;

              (ii) Creates, alters, or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

             (iii) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

              (iv) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or
               (v)            Reduces the number of shares owned by the
                    shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under Section 10-2B-6.04; or

          (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for shares under this chapter may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 10-2B-13.03. Dissent by nominees and beneficial owners.

     (a) A record shareholder may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if he or she dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares to which he or she dissents and his or her other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if:

          (1) He or she submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (2) He or she does so with respect to all shares of which he or she is the beneficial shareholder or over which he or she has power to direct the vote.

Section 10-2B-13.20. Notice of dissenters' rights.

     (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

     (b)  If corporate action creating dissenters' rights under
          Section 10-2B-13.02 is taken without a vote of shareholders, the corporation shall (1) notify in writing all shareholders entitled to assert dissenters' rights that the action was taken; and (2) send them the dissenters' notice described in Section 10-2B-13.22.

Section 10-2B-13.21. Notice of intent to demand payment.

     (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is submitted to a vote at a shareholder's meeting, a shareholder who wishes to assert dissenters' rights (1) must deliver to the corporation before the vote is taken written notice of his or her intent to demand payment or [sic] his or her shares if the proposed action is effectuated; and (2) must not vote his or her shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for his or her shares under this article.

Section 10-2B-13.22. Dissenters' notice.

     (a) If proposed corporate action creating dissenters' rights under Section 10-2B-13.02 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 10-2B-13.21.

     (b) The dissenters' notice must be sent no later than 10 days after the corporate action was taken, and must:

          (1)  State where the payment demand must be sent;

          (2) Inform holders of shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (3)  Supply a form for demanding payment;

          (4) Set a date by which the corporation must receive the payment demand, which date may not be fewer than 30 nor more than 60 days after the date the subsection (a) notice is delivered; and

          (5)  Be accompanied by a copy of this article.

Section 10-2B-13.23. Duty to demand payment.

     (a)  A shareholder sent a dissenters' notice described in
          Section 10-2B-13.22 must demand payment in accordance with the terms of the dissenters' notice.

     (b) The shareholder who demands payment retains all other rights of a shareholder until those rights are canceled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment by the date set in the dissenters' notice is not entitled to payment for his or her shares under this article.

     (d) A shareholder who demands payment under subsection (a) may not thereafter withdraw that demand and accept the terms offered under the proposed corporate action unless the corporation shall consent thereto.

Section 10-2B-13.24. Share restrictions.

     (a) Within 20 days after making a formal payment demand, each shareholder demanding payment shall submit the certificate or certificates representing his or her shares to the corporation for

          (1) notation thereon by the corporation that such demand has been made and (2) return the shareholder by the corporation.

     (b) The failure to submit his or her shares for notation shall, at the option of the corporation, terminate the shareholders' rights under this article unless a court of competent jurisdiction, for good and sufficient cause, shall otherwise direct.

     (c) If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares.

     (d) A transferee of such share shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

Section 10-2B-13.25. Offer of payment.

     (a) As soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall offer to pay each dissenter who complied with Section 10-2B-13.23 the amount the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (b)  The offer of payment must be accompanied by:

          (1) The corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of the offer, an income statement for that year, and the latest available interim financial statements, if any;

          (2) A statement of the corporation's estimate of the fair value of the shares;

          (3)  An explanation of how the interest was calculated;

          (4) A statement of the dissenter's right to demand payment under Section 10-2B-13.28; and

          (5)  A copy of this article.

     (c) Each dissenter who agrees to accept the corporation's offer of payment in full satisfaction of his or her demand must surrender to the corporation the certificate or certificates representing his or her shares in accordance with terms of the dissenters' notice. Upon receiving the certificate or certificates, the corporation shall pay each dissenter the fair value of his or her shares, plus accrued interest, as provided in subsection (a). Upon receiving payment, a dissenting shareholder ceases to have any interest in the shares.

Section 10-2B-13.26. Failure to take corporate action.

     (a) If the corporation does not take the proposed action within 60 days after the date set for demanding payment, the corporation shall release the transfer restrictions imposed on shares.

     (b) If, after releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under Section 10-2B-13.22 and repeat the payment demand procedure.

Section 10-2B-13.27. Reserved.

Section 10-2B-13.28. Procedure if shareholder dissatisfied with offer of payment.

     (a) A dissenter may notify the corporation in writing of his or her own estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, or reject the corporation's offer under Section 10-2B-13.25 and demand payment of the fair value of his or her shares and interest due, if:

          (1) The dissenter believes that the amount offered under Section 10-2B-13.25 is less than the fair value of his or her shares or that the interest due is incorrectly calculated;

          (2)  The corporation fails to make an offer under
               Section 10-2B-13.25 within 60 days after the date set for demanding payment; or

          (3) The corporation, having failed to take the proposed action, does not release the transfer restrictions imposed on shares within 60 days after the date set for demanding payment.

     (b) A dissenter waives his or her right to demand payment under this section unless he or she notifies the corporation or his or her demand in writing under subsection (a) within 30 days after the corporation offered payment for his or her shares.

Section 10-2B-13.30. Court action.

     (a) If a demand for payment under Section 10-2B-13.28 remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60 day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the circuit court of the county where the corporation's principal office (or, if none in this state, its registered office) is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares, and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided under the Alabama Rules of Civil Procedure.

     (d) After service is completed, the corporation shall deposit with the clerk of the court an amount sufficient to pay unsettled claims of all dissenters party to the action in an amount per share equal to its prior estimate of fair value, plus accrued interest, under Section 10-2B-13.25.

     (e) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (f) Each dissenter made a party to the proceeding is entitled to judgment for the amount the court finds to be the fair value of his or her shares, plus accrued interest. If the court's determination as to the fair value of a dissenter's shares, plus accrued interest, is higher than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), the corporation shall pay the excess to the dissenting shareholder. If the court's determination as to fair value, plus accrued interest, of a dissenter's shares is less than the amount estimated by the corporation and deposited with the clerk of the court pursuant to subsection (d), then the clerk shall return the balance of funds deposited, less any costs under Section 10-2B-13.31, to the corporation.

     (g) Upon payment of the judgment, and surrender to the corporation of the certificate or certificates representing the appraised shares, a dissenting shareholder ceases to have any interest in the shares.

Section 10-2B-13.31. Court costs and counsel fees.

     (a)  The court in an appraisal proceeding commenced under
          Section 10-2B-13.30 shall determine all costs of the proceeding, including compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under Section 10-2B-13.28.

     (b) The court may also assess the reasonable fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable

          (1) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of Sections 10-2B-13.20 through 10-2B-13.28; or

          (2) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefitted.

Section 10-2B-13.32. Status of shares after payment.

     Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as in this chapter provided, may be held and disposed of by such corporation as in the case of other treasury shares, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange may otherwise provide.

                              PROXY
               SOLICITED BY THE BOARD OF DIRECTORS
                UNITED SECURITY BANCSHARES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS
                       _____________, 1999

     The undersigned hereby appoints James L. Miller and R. Terry Phillips, or ____________ _________________________, or any one of
them, proxies for the undersigned, or such other persons as the board of directors of United Security Bancshares, Inc. ("Bancshares") may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of Common Stock of Bancshares, which the undersigned is entitled to vote at the annual meeting of stockholders of Bancshares to be held on _________________, and at any and all adjournments thereof.

     1. The election of all the nominees listed below to serve as directors until the next annual meeting of stockholders or until their successors shall be elected and qualified.

     NOMINEES: Dan R. Barlow, Linda H. Breedlove, John C. Gordon, Gerald P. Corgill, Roy G. Cowan, William G. Harrison, Fred L. Huggins, Hardie B. Kimbrough, Jack W. Meigs, James L. Miller, Ray Sheffield, James C. Stanley,
     R. Terry Phillips, Clarence Watters, Howard M. Whitted,
     Bruce N. Wilson.

     ____FOR ALL NOMINEES               ____WITHHOLD AUTHORITY TO VOTE
     (except for all nominees whose     (for all nominees listed above)
     names have been struck out)

     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S
     NAME IN THE LIST ABOVE.

     2. To approve a change in Bancshares' state of incorporation from Alabama to Delaware by means of a merger of Bancshares with and into a wholly-owned subsidiary.

      ____For     ____Against     ____Abstain

     3. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, and to vote for the election of any person as a director should any persons named in the proxy statement to be elected be unable to serve or for good cause cannot serve.

     ____FOR                       ____WITHHOLD AUTHORITY TO VOTE

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY
THE STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                             Dated:_______________________________, 1999

                             Phone No.__________________________________

                             ___________________________________________
                                   (Signature of Stockholder)

                             ___________________________________________
                             (Signature of Stockholder, if held jointly)